EXHIBIT 10.32

                                     BORROWER
   O B                                                            VARIABLE RATE
   O CEAN BANK                                                    COMMERCIAL
   780 N.W.42ndAvenue          HI -RISE RECYCLING SYSTEMS, INC.   PROMISSORY
   Miami, Florida 33126-5597   & WC ACQUISITION CORP.             NOTE
   (305)442-2660               16255 N.W. 54TH AVENUE
      "LENDER"                 MIAMI, FL   33014
                               --------------------------------
                               Telephone Number
                                                      624-9222
                               --------------------------------
-------------------------------------------------------------------------------
OFFICER   INTEREST      PRINCIPAL AMOUNT/    FUNDING/       MATURITY DATE
INITIALS  RATE           CREDIT LIMIT     AGREEMENT DATE
-------------------------------------------------------------------------------
  TR      VARIABLE      $900,000.00        02/03/97         02/03/02
-------------------------------------------------------------------------------
CUSTOMER NUMBER     LOAN NUMBER
-----------------------------------
                    100932574-64
-----------------------------------

For value received, Borrower promises to pay to the order of Lender Indicated above the principal amount of NINE HUNDRED THOUSAND AND NO/100 Dollars ($900,000.00) plus interest on the unpaid principal balance at the rate and in the manner described below. All amounts received by Lender shall be applied first to late charges and expenses, then to accrued interest, and then to principal.

INTEREST RATE: This Note has a variable interest rate feature. Interest on the Note may change from time to time if the Index Rate identified below changes Interest shall be computed on the basis of 360 days per year for the actual number of days elapsed. So long as there of no default under this Note, interest on this Note shall be calculated at the variable rate of TWO AND NO/100 percent (2.00%) per annum over the Index Rate. The Initial Index Rate is EIGHT AND 25/100 percent (8.25%) per annum. Therefore, the initial interest rate on this Note shall be TEN AND 25/100 percent (10.25%) per annum. Any change in the interest rate resulting from a change in the Index Rate will be effective on:
A DAILY BASIS

INDEX RATE: The Index Rate for this Note shall be:
CITIBANK OF NEW YORK PRIME RATE




MINIMUM RATE/MAXIMUM RATE: The minimum interest rate on this Note shall be n/a percent ( n/a%) per annum. The maximum interest rate on this Note shall not exceed EIGHTEEN AND NO/100 percent (18.00%) per annum or the maximum interest rate Lender is permitted to charge by law, whichever is less.

DEFAULT RATE: In the event of a default under this Note, Lender may, in its sole discretion, determine that all amounts owing to Lender shall bear interest at the lesser of: 18.00 PERCENT RATE or the maximum interest rate Lender is permitted to charge by law.

PAYMENT SCHEDULE: Borrower shall pay the principal and interest according to the following schedule:

59 PAYMENTS OF PRINCIPAL IN THE AMOUNT OF $15,000.00 PLUS ACCRUED INTEREST BEGINNING MARCH 3, 1997 AND CONTINUING AT MONTHLY TIME INTERVALS THEREAFTER. A FINAL PAYMENT OF THE UNPAID PRINCIPAL BALANCE PLUS ACCRUED INTEREST IS DUE AND PAYABLE ON FEBRUARY 3, 2002.

All payments will be made to Lender at its address described above and In lawful currency of the United States of America.

RENEWAL: If checked, [ ] this Note is a renewal of Loan Number ________________

SECURITY: To secure the payment and performance of obligations incurred under this Note, Borrower grants Lender a security interest in, and pledges and assigns to Lender all of Borrower's rights, title, and interest, in all monies, instruments, savings, checking and other deposit accounts of Borrower's, (excluding IRA, Keogh and trust accounts and deposits subject to tax penalties If 80 assigned) that are now or in the future in Lender's custody or control.
[ ] In checked, the obligations under this Note are also secured by a lien and/or security interest In the property described in the documents executed in connection with this Note as well as any other property designated as security now or in the future.

PREPAYMENT/MINIMUM FINANCE CHARGE: This Note may be prepaid in part or in full on or before its maturity date. If this Note contains more than one installment, all prepayments will be credited as determined by Lender and as permitted by law. If this Note is prepaid in full, there will be: [x] No minimum finance charge. [ ] A minimum finance charge of $__________, as permitted by law.

LATE PAYMENT CHARGE: If a payment is more than n/a days late, Borrower will be charged a late payment charge of: [ ]______% of the unpaid late installment; [ ] $_________ or __________% of the unpaid late installment, whichever is [ ] greater [ ] less; to the extent permitted by law.
-------------------------------------------------------------------------------
BORROWER ACKNOWLEDES THAT BORROWER HAS READ, UNDERSTANDS AND AGREES TO THE TERMS AND CONDITIONS OF THIS NOTE INCLUDING THE PROVISIONS ON THE REVERSE SIDE. BORROWER ACKNOWLEDGES RECEIPT OF AN EXACT COPY OF THIS NOTE.

DATE: FEBRUARY 3, 1997

BORROWER: HI-RISE RECYCLING SYSTEMS, INC.         BORROWER: HI-RISE RECYCLING SYSTEMS, INC.
          & WC ACQUISITION CORP.                            & WC ACQUISITION CORP.

BY:________________________________________       BY:___________________________________________
   DONALD ENGEL,  For WC ACQUISITION CORP.           DONALD ENGEL, For HI-RISE RECYCLING SYSTEMS, INC.
   TITLE: C.E.O. & CO-CHAIRMAN OF THE BOARD          TITLE: C.E.O. & CO-CHAIRMAN OF THE BOARD

BORROWER:                                         BORROWER:


BY:                                               BY:
   ---------------------------------------           -------------------------------------------
TITLE:                                            TITLE:
      ------------------------------------              ----------------------------------------

                              TERMS AND CONDITIONS

1. DEFAULT: Borrower will be in default under this Note in the event that Borrower or any guarantor:

   (a) fails to make any payment on this Note or any other indebtedness to Lender when due;

   (b) fails to perform any obligation or breaches any warranty or covenant to Lender contained In this Note or any other present or future, written agreement regarding this or any indebtedness of Borrower to Lender;

   (c) provides or causes any false or misleading signature or representation to be provided to Lender;

   (d) allows the collateral securing this Note (if any) to be lost, stolen, destroyed, damaged in any material respect, or subjected to seizure or confiscation;

   (e) permits the entry or service of any garnishment, judgment, tax levy, attachment or lien against Borrower, any guarantor, or any of their property;

   (f) dies, becomes legally incompetent, is dissolved or terminated, ceases to operate its business, becomes insolvent, makes an assignment for the benefit of creditors, or becomes the subject of any bankruptcy, insolvency or debtor rehabilitation proceeding; or

   (g) causes Lender to deem itself insecure for any reason, or Lender, for any reason, in good faith deems itself insecure.

2. RIGHTS OF LENDER ON DEFAULT: If there is a default under this Note, Lender will be entitled to exercise one or more of the following remedies without notice or demand (except as required by law):

   (a) to declare the principal amount plus accrued interest under this Note and all other present and future obligations of Borrower immediately due and payable in full;

   (b) to collect the outstanding obligations of Borrower with or without resorting to judicial process;

   (c) to cease making additional advances under this Note or any other agreement between Borrower and Lender;

   (d) to take possession of any collateral in any manner permitted by law;

   (e) to require Borrower to deliver and make available to Lender any collateral at a place reasonably convenient to Borrower and Lender;

   (f) to sell, lease or otherwise dispose of any collateral and collect any deficiency balance with or without resorting to legal process (if notice to Borrower of the intended disposition of the collateral is required by law, five (5) days notice shall constitute reasonable notification);

   (g) to set-off Borrower's obligations against any amounts due to Borrower including, but not limited to monies, instruments, and deposit accounts maintained with Lender; and

   (h) to exercise all other rights available to Lender under any other written agreement or applicable law.

Lender's rights are cumulative and may be exercised together, separately, and in any order. Lender's remedies under this paragraph are in addition to those available at common law, such as the right of setoff.

3. DEMAND FEATURE: [ ] If checked, this Note contains a demand feature. Lender's right to demand payment, at any time, and from time to time, shall be in Lender's sole and absolute discretion, whether or not any default has occurred.

4. FINANCIAL INFORMATION: Borrower will provide Lender with current financial statements including but not limited to balance sheets and profit and loss statements and other information upon request

5. MODIFICATION AND WAIVER: The modification or waiver of any of Borrower's obligations or Lender's rights under this Note must be contained in a writing signed by Lender. Lender may perform any of Borrower's obligations or delay or fail to exercise any of its rights without causing a waiver of those obligations or rights. A waiver on one occasion will not constitute a waiver on any other occasion. Borrower's obligations under this Note shall not be affected if Lender amends, compromises, exchanges, fails to exercise, impairs or releases any of the obligations belonging to any co-borrower or guarantor or any of its rights against any co-borrower, guarantor or collateral.

6. SEVERABILITY: If any provision of this Note violates the law or is unenforceable, the rest of the Note will remain valid.

7. ASSIGNMENT: Borrower will not be entitled to assign any of its rights, remedies or obligations described in this Note without the prior written consent of Lender which may be withheld by Lender in its sole discretion. Lender will be entitled to assign some or all of its rights and remedies described in this Note without notice to or the prior consent of Borrower in any manner.

8 NOTICE: Any notice or other communication to be provided to Borrower or Lender under this Note shall be in writing and sent to the parties at the addresses described in this Note or such other address as the parties may designate in writing from time to time.

9. APPLICABLE LAW: This Note shall be governed by the laws of the state indicated in Lenders address. Borrower consents to the jurisdiction and venue of any court located in the state indicated in Lenders address In the event of any legal proceeding under this Note.

10. COLLECTION COSTS: If Lender hires an attorney to assist in collecting any amount due or enforcing any right or remedy under this Note, Borrower agrees to pay Lender's attorney's fees and collection costs.

11. MISCELLANEOUS: This Note is being executed for commercial purposes. Borrower and Lender agree that time is of the essence. Borrower waives presentment, demand for payment, notice of dishonor and protest. BORROWER HEREBY WAIVES ANY RIGHT TO TRIAL BY JURY IN ANY CIVIL ACTION ARISING OUT OF, OR BASED UPON, THIS NOTE OR THE COLLATERAL SECURING THIS NOTE. If Lender obtains a judgment for any amount due under this Note, interest will accrue on the judgment at the judgment rate of interest permitted by law. All references to Borrower in this Note shall include all of the parties signing this Note. If there is more than one Borrower, their obligations will be joint and several. This Note and any related documents represent the complete and integrated understanding between Borrower and Lender pertaining to the terms and conditions of those documents.

12. ADDITIONAL TERMS:
    IF PAYMENT IS NOT RECEIVED BY THE BANK ON/OR BEFORE TEN (10) DAYS AFTER DUE DATE, THEREAFTER THE INTEREST RATE WILL AUTOMATICALLY INCREASE TO THE MAXIMUM RATE THEN PERMITTED BY APPLICABLE LAW AND WILL REMAIN AT THE MAXIMUM RATE THEN PERMITTED BY APPLICABLE LAW UNTIL THE ACCOUNT IS COMPLETELY BROUGHT UP TO DATE AND CURRENT

                                     BORROWER
   O B                                                               AGREEMENT
   OCEAN BANK                                                        TO FURNISH
   780 N.W.42ndAvenue          HI -RISE RECYCLING SYSTEMS, INC.      INSURANCE
   Miami, Florida 33126-5597   & WC ACQUISITION CORP.
   (305)442-2660               16255 N.W. 54TH AVENUE
      "LENDER"                 MIAMI, FL   33014
                               --------------------------------
                               Telephone Number
                                                      624-9222
                               --------------------------------
-------------------------------------------------------------------------------
OFFICER   INTEREST      PRINCIPAL AMOUNT/    FUNDING/       MATURITY DATE
INITIALS  RATE           CREDIT LIMIT     AGREEMENT DATE
-------------------------------------------------------------------------------
  TR      VARIABLE      $900,000.00        02/03/97         02/03/02
-------------------------------------------------------------------------------
CUSTOMER NUMBER     LOAN NUMBER
-----------------------------------
                    100932574-64
-----------------------------------


Dated: FEBRUARY 3, 1997

Borrower has borrowed money from Lender indicated above pursuant to a PROMISSORY NOTE dated FEBRUARY 3, 1997.

Borrower hereby instructs Lender to disburse the initial or complete proceeds from the PROMISSORY NOTE in the following manner:


PROCEEDS PAID DIRECTLY TO CUSTOMER                           $885,350.00
PAID ON ACCOUNT #1:                                                  n/a
PAID ON ACCOUNT #2:                                                  n/a
PAID ON ACCOUNT #3:                                                  n/a
PAID TO                                                              n/a
PAID TO                                                              n/a
PAID TO                                                              n/a
PAID TO                                                              n/a
PAID TO                                                              n/a
PAID TO                                                              n/a
PAID TO                                                              n/a
PAID TO                                                              n/a
PAID TO                                                              n/a
PAID TO                                                              n/a
LOAN POINTS/DISCOUNT                                                 n/a
LOAN ORIGINATION FEE                                         $ 11,500.00
TAXES/FILING FEES PAID TO PUBLIC OFFICIALS                           n/a
APPRAISAL FEE:                                                       n/a
TITLE INSURANCE COMPANY:                                             n/a
CREDIT REPORTING FEE:                                                n/a
EXTENSION FEE                                                        n/a
VSI INSURANCE                                                        n/a
CONSTRUCTION LOAN FEE                                                n/a
PAID TO INSURANCE COMPANY                                            n/a
ATTORNEY FEES:                                                       n/a


MORTGAGE REGISTRATION TAX                                            n/a
LENDER'S INSPECTION FEE:                                             n/a
HAZARD INSURANCE PREMIUM:                                            n/a
FLOOD INSURANCE PREMIUM:                                             n/a
SETTLEMENT/CLOSING FEE:                                              n/a
DOCUMENT PREPARATION FEE:                                            n/a
NOTARY FEES:                                                         n/a
SURVEY:                                                              n/a
PEST INSPECTION:                                                     n/a
DOCUMENTARY STAMPS                                           $  3,150.00
INTANGIBLE TAX                                               $      0.00


* Paid in Cash

-------------------------------------------------------------------------------

DATE: FEBRUARY 3, 1997

BORROWER: HI-RISE RECYCLING SYSTEMS, INC.         BORROWER: HI-RISE RECYCLING SYSTEMS, INC.
          & WC ACQUISITION CORP.                            & WC ACQUISITION CORP.

BY:________________________________________       BY:___________________________________________
DONALD ENGEL,  For WC ACQUISITION CORP.           DONALD ENGEL, For HI-RISE RECYCLING SYSTEMS, INC.
TITLE: C.E.O. & CO-CHAIRMAN OF THE BOARD          TITLE: C.E.O. & CO-CHAIRMAN OF THE BOARD

BORROWER                                          BORROWER:


BY:                                               BY:
   ---------------------------------------           -------------------------------------------
TITLE:                                            TITLE:
      ------------------------------------              ----------------------------------------


                                      COPY

                                       OB
                                   OCEAN BANK
                              780 N.W. 42nd Avenue
                           Miami, Florida 33126-5597
                                 (305) 442-2660
                                    "LENDER"


OWNER OF COLLATERAL
WC ACQUISITION CORP.
1530 COMMERCE DRIVE
STOW, OH 44224

COMMERCIAL SECURITY AGREEMENT

BORROWER

HI-RISE RECYCLING SYSTEMS, INC. &
WC ACQUISITION CORP.
16255 N.W. 54TH AVENUE
MIAMI, FL 33014

Telephone Number 624-9222

LOCATION OF COLLATERAL

WC ACQUISITION CORP.
1530 COMMERCE DRIVE
STOW, OHIO 44224

     1. SECURITY INTEREST. Owner of Collateral ("Owner") grants to Lender identified above a continuing security interest in the Collateral described below to secure the obligations described in this Agreement.

     2. OBLIGATIONS. The Collateral shall secure the payment and performance of all of Borrower's and Owner's present and future, joint and/or several, direct and indirect, absolute and contingent, express and impiled, indebtedness, (including costs of collection, legal expenses and attorneys' fees incurred by Lender upon the occurrence of a default under this Agreement, in collecting or enforcing payment of such indebtedness, or preserving, protecting or realizing on the Collateral herein), liabilities, obligations and covenants (cumulatively "Obligations") to Lender pursuant to:

     a. this Agreement and the following promissory notes and agreements:
-------------------------------------------------------------------------------
INTEREST  PRINCIPAL AMOUNT/     FUNDING/    MATURITY  CUSTOMER      LOAN
  RATE       CREDIT LIMIT   AGREEMENT DATE    DATE     NUMBER      NUMBER
-------------------------------------------------------------------------------
VARIABLE    $900,000.00       02/03/97      02/03/02             100932574-64
-------------------------------------------------------------------------------

     b. all other present or future, written, agreements between Borrower or Owner and Lender (whether executed for the same or different purposes than the preceding documents);

     c. all amendments, modifications, replacements or substitutions to any of the foregoing; and

     d. applicable law.

     3. COLLATERAL. The Collateral shall consist of all of the following-described property and Owner's rights, title and interest in such property whether now owned or hereafter acquired by Owner and wheresoever located:

[x] All accounts and contract rights including, but not limited to, the accounts and contract rights described on Schedule A attached hereto and incorporated herein by this reference;

[x] All chattel paper including, but not limited to, the chattel paper described on Schedule A attached hereto and incorporated herein by this reference;

[x] All documents including, but not limited to, the documents described on Schedule A attached hereto and incorporated herein by this reference;

[x] All equipment, including, but not limited to, the equipment described on Schedule A attached hereto and incorporated herein by this reference;

[x] All fixtures, including, but not limited to, the fixtures located or to be located on the real property described on Schedule B attached hereto and incorporated herein by this reference;

[x] All general intangibles including, but not limited to, the general intangibles described on Schedule A attached hereto and incorporated herein by this reference;

[x] All instruments including, but not limited to, the instruments described on Schedule A attached hereto and incorporated herein by this reference;

[x] All inventory including, but not limited to, the inventory described and located at the locations indicated on Schedule A attached hereto and incorporated herein by this reference;

[x] All minerals or the like located on or related to the real property described on Schedule B attached hereto and incorporated herein by this reference;

[x] All standing timber located on the real property described on Schedule B attached hereto and incorporated herein by this reference;

[x]        Other: SEE ATTACHMENT "A" FOR LISTING OF COLLATERAL

All monies, instruments, and savings, checking or other deposit accounts that ara now or in the future in Lender's custody or control (excluding IRA, Keogh, trust accounts, and deposits subject to tax penalties if so assigned);

All accessions, accessories, additions, amendments, attachments, modifications, replacements and substitutions to any of the above;

All proceeds and products of any of the above;

All policies of insurance pertaining to any of the above as well as any proceeds and unearned premiums pertaining to such policies; and

All books and records pertaining to any of the above.

     4. OWNER'S TAXPAYER IDENTIFICATION. Owner's social security number or federal taxpayer identification number is:__________________________________

     5. RESIDENCY/LEGAL STATUS. Owner is a resident ot the state of: n/a

Owner is a: [x] Corporation; [ ] Partnership; [ ] Non-Profit Association; duly organized, validly existing and in good standing under the laws of the state of: OHIO

     6. REPRESENTATIONS, WARRANTIES AND COVENANTS: Owner represents, warrants and covenants to Lender that:

       a. Owner is and shall remain the sole owner of the Collateral;

       b. Neither Owner nor, to the best of Owner's knowledge, any other party has used, generated, released, discharged, stored, or disposed of any hazardous waste, toxic substance, or related material (cumulatively "Hazardous Materials") or transported any Hazardous Materials. Owner shall not commit or permit such actions to be taken in the future. The term "Hazardous Materlals" shall mean any substance, material, or waste which is or becomes regulated by any governmental authority including, but not limited to, (i) petroleum; (ii) asbestos; (iii) polychlorinated biphenyls; (iv) those substances, materials or wastes designated as a "hazardous substance" pursuant to Section 311 of the Clean Water Act or listed pursuant to Sectlon 307 of the Clean Water Act or any amendments or replacements to these statutes; (v) those substances, materials or wastes defined as a "hazardous waste" pursuant to Section 1004 of the Resource Conservation and Recovery Act or any amendments or replacements to that statute; or (vi) those substances, materials or waste defined as a "hazardous substance" pursuant to Section 101 of the Comprehensive
           Environmental Response, Compensation and Liability Act, or any amendments or replacements to that statute;

                                     Page 1 of 4_______________________Initials

     (c) Owner's chief executive office, chief place of business, office where its business records are located, or residence is the address identified above. Owner's other executive offices, places of business, locations of its business records, or domiciles are described on Schedule C attached hereto and incorporated herein by this reference. Owner shall immediately advise Lender in writing of any change in or addition to the foregoing addresses;

     (d) Owner shall not become a party to any restructuring of its form of business or participate in any consolidation, merger, liquidation or dissolution without providing Lender with thirty (30) or more days' prior written notice of such change;

     (e) Owner shall notify Lender of the nature of any intended change of Owner's name, or the use of any trade, name, and the effective date of such change;

     (f) The Collateral is and shall at all times remain free of all tax and other liens, security interests, encumbrances and claims of any kind excet for those belonging to Lender and those described on Schedule D attached hereto and incorporated herein by this reference. Without waiving the event of default as a result thereof, Owner shall take any action and execute any document needed to discharge the foregoing liens, security interests, encumbrances and claims;

     (g) Owner shall defend the Collateral against all claims and demands of all persons at any time claiming any interest therein;

     (h) All of the goods, fixtures, minerals or the like, and standing timber constituting the Collateral is and shall be located at Owner's executive offices, places of business, residence and domiciles specifically described in this Agreement. Owner shall not change the location of any Collateral without the prior written consent of Lender;

     (i) Owner shall provide Lender with possession of all chattel paper and instruments constituting the Collateral, and owner shall promptly mark all chattel paper, instruments, and documents constituting the Collateral to show that the same are subject to Lender's security interest;

     (j) All of Owner's accounts or contract rights; chattel paper; documents; general intangibles; instruments; and federal, state, county, and municipal government and other permits, licenses, trusts, liens, contracts, leases, and agreements constituting the Collateral are and shall be valid, genuine and legally enforceable obligations and rights belonging to Owner against one or more third parties and not subject to any claim, defense, set-off or counterclaim of any kind;

     (k) Owner shall not amend, modify, replace, or substitute any account or contract right; chattel paper; document; general intangible; or instrument constituting the Collateral without the prior written consent of Lender;

     (l) Owner has the right and is duly authorized to enter into and perform its obligations under this Agreement. Owner's execution and performance of these obligations do not and shall not conflict with ths provisions of any statute, regulation, ordinance, rule of law, contract or other agreement which may now or hereafter be binding on Owner;

     (m) No action or proceeding is pending against Owner which might result in any material or adverse change in its business operations or financial condition or materially affect the Collateral;

     (n) Owner has not violated and shall not violate any applicable federal, state, county or municipal statute, regulation or ordinance (including but not limited to those governing Hazardous Materials) which may materially and adversely affect its business operations or financial condition or the Collateral;

     (o) Owner shall, upon Lender's request, deposit all proceeds of the Collateral into an account or accounts maintained by Owner or Lender at Lender's institution; and

     (p) This Agreement and the obligattions described in this Agreement are executed and incurred for business and not consumer purposes.

     7. SALE OF COLLATERAL. Owner shall not assign, convey, lease, sell or transfer any of the Collateral to any third party without the prior written consent of Lender except for sales of inventory to buyers in the ordinary course of business.

     8. FINANCING STATEMENTS AND OTHER DOCUMENTS. Owner shall take all actions and execute all documents required by Lender to attach, perfect and maintain Lender's security interest in the Collateral and establish and maintain Lender's right to receive the payment of the proceeds of the Collateral including, but not limited to, executing any financing statements, fixture filings, continuation statements, notices of security interest and other documents required by the Uniform Commercial Code and other applicable law. Owner shall pay the costs of filing such documents in all offices wherever filing or recording is deemed by Lender to be necessary or desirable. In lieu of filing security agreements, financing statements, and effective financing statements, Lender shall be entitled to perfect its security interest in the Collateral by filing carbon, photographic or other reproductions of the aforementioned documents with any authority required by the Uniform Commercial Code or other appilcable law. Lender may execute and file any financing statements, as well as extensions, renewals and amendments of financing statements in such form as Lender may require to perfect and maintain perfection of any security interest granted in this Agreement.

     9. INQUIRIES AND NOTIFICATION TO THIRD PARTIES. Owner hereby authorizes Lender to contact any third party and make any inquiry pertaining to Owner's financial condition or the Collateral. In addition, Lender is authorized to provide oral or written notice of its security interest in the Collateral to any third party.

     10. COLLECTION OF INDEBTEDNESS FROM THIRD PARTIES. Lender shall be entitled to notify, and upon the request of Lender, Owner shall notify any account debtor or other third party (including, but not limited to, insurance companies) to pay any indebtedness or obligation owing to Owner and constituting the Collateral (cumulatively "indebtedness") to Lender whether or not a default exists under this Agreement. Owner shall diligently collect the indebtedness owing to Owner from its account debtors and other third parties until the giving of such notification. In the event that Owner possesses or receives possession of any instruments or other remittances with respect to the Indebtedness following the giving of such notification or if the instruments or other remittances constitute this prepayment of any indebtednsss or the payment of any insurance proceeds, Owner shall hold such instruments and other remittances in trust for Lender apart from its other property, endorse the instruments and other remittances to Lender, and immediately provide Lender with possession of the instruments and other remittances. Lender shall be entitled, but not required, to collect (by legal proceedings or otherwise), extend the time for payment, compromise, exchange or release any obligor or collateral upon, or otherwise settle any of the indebtednsss whether or not an event of default exists under this Agreement. Lender shall not be liable to Owner for any action, error, mistake, omission or delay pertaining to the actions described in this paragraph or any damages resulting therefrom.

     11. POWER OF ATTORNEY. Owner hereby appoints Lender as its attorney-in-fact to endorse Owner's name on all instruments and other remittances payable to Owner with respect to the indebtedness or other documents pertaining to Lender's actions in connection with the indebtedness. In addition, Lender shall be entitled, but not required, to perform any action or execute any document required to be taken or executed by Owner under this Agreement. Lender's performance of such action or execution of such documents shall not relieve Owner from any obligation or cure any default under this Agreement. The powers of attorney described in this paragraph are coupled with an interest and are irrevocable.

     12. USE AND MAINTENANCE OF COLLATERAL. Owner shall use the Collateral solely in the ordinary course of its business, for the usual purposes intended by the manufacturer (if applicable), with due care, and in compliance with the laws, ordinances, regulations, requirements and rules of all federal, state, county and municipal authorities including environmental laws and regulations and insurance policies. Owner shall not make any alterations, additions or improvements to the Collateral without the prior written consent of Lender. Without limiting the foregoing, all alterations, additions and improvements made to the Collateral shall be subject to the security interest belonging to Lender, shall not be removed without the prior written consent of Lender, and shall be made at Owner's sole expense. Owner shall take all actions and make any repairs or replacements needed to maintain the Collateral in good condition and working order.

     13. LOSS OR DAMAGE. Owner shall bear the entire risk of any loss, theft, destruction or damage (cumulatively "Loss or Damage") to all or any part of the Collateral. In the event of any Loss or Damage, Owner will either restore the Collateral to its previous condition, replace the Collateral with similar property acceptable to Lender in its sole discretion, or pay or cause to be paid to Lender the decrease in the fair market value of the affected Collateral.

     14. INSURANCE. The Collateral will be kept insured for its full value against all hazards including loss or damage caused by fire, collision, theft or other casualty. If the Collateral consists of a motor vehicle, Owner will obtain comprehensive and collision coverage in amounts at lease equal to the actual cash value of ths vehicle with deductibles not to exceed $500. Owner may obtain insurance on the Collateral from such companies as are acceptable to Lender in its sole discretion. The insurance policies shall require the insurance company to provide Lender with at least thirty (30) days' written notice before such policies are altered or cancelled in any manner. The insurance policies shall name Lender as a loss payee and provide that no act or omission of Owner or any other person shall affect the right of Lender to be paid the insurance proceeds pertaining to the loss or damage of the Collateral. In the event Owner fails to acquire or maintain insurance, Lender (after providing notice as may be required by law) may in its discretion procure appropriate insurance coverage upon the Collateral and charge the insurance cost as an advance of principal under the promissory note. Owner shall furnish Lender with evidence of insurance indicating the required coverage. Lender may act as attorney-in-fact for Owner in making and settling claims under insurance policies, cancelling any policy or endorsing Owner's name on any draft or negotiable instrument drawn by any insurer.

     15. INDEMNIFICATION. Lender shall not assume or be responsible for the performance of any of Owners obligations with respect to the Collateral under any circumstances. Owner shall immediately provide Lender with written notice of and indemnify and hold Lender and its shareholders, directors, officers, employees and agents harmless from all claims, damages, liabilities (including attorneys' fees and legal expenses), causes of action, actions, suits and other legal proceedings (cumulatively "Claims") pertaining to its business operations or the Collateral including, but not limited to, those arising from Lender's performance of Owner's obligations with respect to the Collateral. Owner, upon the request of Lender, shall hire legal counsel to defend Lender from such Claims, and pay the attorneys' fees, legal expenses and other costs incurred in connection therewith. In the alternative, Lender shall be entitled to employ its own legal counsel to defend such Claims at Owner's cost.

     16. TAXES AND ASSESSMENTS. Owner shall execute and file all tax returns and pay all taxes, licenses, fees and assessments relating to its business operations and the Collateral (including, but not limited to income taxes, personal property taxes, withholding taxes, sales taxes, use taxes, excise taxes and workers' compensation premiums) in a timely manner.

     17. INSPECTION OF COLLATERAL AND BOOKS AND RECORDS. Owner shall allow Lender or its agents to examine, inspect and make abstracts and copies of the Collateral and Owner's books and records pertaining to Owner's business operations and financial condition or the Collateral during normal business hours. Owner shall provide any assistance required by Lender for these purposes. All of the signatures and information pertaining to the Collateral or contained in the books and records shall be genuine, true, accurate and complete in all respects. Owner shall note the existence of Lender's security interest in its books and records pertaining to the Collateral.

                               Page 2 of 4____________________________Initials

      18. DEFAULT. Owner shall be in default under this Agreement in the event that Owner, Borrower or any guarantor:

          (a) fails to make any payment under this Agreement or any other indebtedness to Lender when due;

          (b) fails to perform any obligation or breaches any warranty or covenant to Lender contained in this Agreement or any other present or future, written or oral, agreement regarding this or any other indebtedness to Lender;

          (c) provides or causes any false or misleading signature or representation to be provided to Lender;

          (d) allows the Collateral to be destroyed, lost or stolen, damaged in any material respect, or subjected to seizure or confiscation;

          (e) seeks to revoke, terminate or otherwise limit its liability under any continuing guaranty;

          (f) permits the entry or service of any garnishment, judgment, tax levy, attachment or lien against Owner, any guarantor, or any of their property;

          (g) dies, becomes legally incompetent, is dissolved or terminated, ceases to operate its business, becomes insolvent, makes an assignment for the benefit of creditors, or becomes the subject of any bankruptcy, insolvency or debtor rehabilitation proceeding;

          (h) allows the Collateral to be used by anyone to transport or store goods, the possession, transportation, or use of which, is illegal; or

          (i) causes Lender to deem itself insecure for any reason.

      19. RIGHTS OF LENDER ON DEFAULT. If there is a default under this Agreement, Lender shall be entitled to exercise one or more of the following remedies without notice or demand (except as required by law):

          (a) to declare the Obligations immediately due and payable in full;

          (b) to collect the outstanding Obligations with or without resorting to Judicial process;

          (c) to change Owner's mailing address, open Owner's mail, and retain any instruments or other remittances constituting the Collateral contained therein;

          (d) to take possession of any Collateral in any manner permitted by law;

          (e) to apply for and obtain, without notice and upon ex parte application, the appointment of a receiver for the Collateral without regard to Owner's financial condition or solvency, the adequacy of the Collateral to secure the payment or performance of the obligations, or the existence of any waste to the Collateral;

          (f) to require Owner to deliver and make available to Lender any Collateral at a place reasonably convenient to Owner and Lender;

          (g) to sell, lease or otherwise dispose of any Collateral and collect any deficiency balance with or without resorting to legal process (if notice to Borrower of the intended disposition of the Collateral is required by law, five (5) days notice shall constitute reasonable notification);

          (h) to set-off Owner's obligations against any amounts due to Owner including, but not limited to, monies, instruments, and deposit accounts maintained with Lender; and

          (i) to exercise all other rights available to Lender under any other written agreement or applicable law.

   Lender's rights are cumulative and may be exercised together, separately, and in any order. If notice to Owner of intended disposition of Collateral is required by law, five (5) days' notice shall constitute reasonable notification. In the event that Lender institutes an action to recover any Collateral or seeks recovery of any Collateral by way of a prejudgment remedy in an action against Owner, Owner waives the posting of any bond which might otherwise be required. Lender's remedies under this paragraph are in addition to those available at common law, such as setoff.

      20. WAIVER OF JURY TRIAL LENDER AND OWNER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT EITHER MAY HAVE TO A TRIAL BY JURY IN RESPECT TO ANY LITIGATION BASED ON, OR ARISING OUT OF, UNDER OR IN CONJUNCTION WITH THE PROMISSORY NOTE, THIS AGREEMENT AND ANY OTHER AGREEMENT CONTEMPLATED TO BE EXECUTED IN CONJUNCTION HEREWITH OR THEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF EITHER PARTY. THIS PROVISION IS A MATERIAL INDUCEMENT FOR LENDER MAKING THE LOAN EVIDENCED BY THE PROMISSORY NOTE.

     21. APPLICATION OF PAYMENTS. Whether or not a default has occurred under this Agreement, all payments made by or on behalf of Owner and all credits due to Owner from the disposition of the Collateral or otherwise may be applied against the amounts paid by Lender (including attorneys' fees and legal expenses) in connection with the exercise of its rights or remedies described in this Agreement and any interest thereon and then to the payment of the remaining Obligations in whatever order Lender chooses.

     22. REIMBURSEMENT OF AMOUNTS EXPENDED BY LENDER. Owner shall reimburse Lender for all amounts (including attorneys' fees and legal expenses) expended by Lender in the performance ot any action required to be taken by Owner or the exercise of any right or remedy belonging to Lender under this Agreement, together with interest thereon at the lower of the highest rate described in any promissory note or credit agreement executed by Borrower or Owner or the highest rate allowed by law from the date of payment until the date of reimbursement. These sums shall be included in the definition of Obligations, shall be secured by the Collateral identified in this Agreement and shall be payable upon demand.

     23. ASSIGNMENT. Owner shall not be entitled to assign any of its rights, remedies or obligations described in this Agreement without the prior written consent of Lender. Consent may be withheld by Lender in its sole discretion. Lender shall be entitled to assign some or all of its rights and remedies described in this Agreement without notice to or the prior consent of Owner in any manner.

     24. MODIFICATION AND WAIVER. The modification or waiver of any of Owner's Obligations or Lender's rights under this Agreement must be contained in a writing signed by Lender. Lender may perform any of Owner's Obligations or delay or fail to exercise any of its rights without causing a waiver of those Obligations or rights. A waiver on one occasion shall not constitute a waiver on any other occasion. Owner's Obligations under this Agreement shall not be affected if Lender amends, compromises, exchanges, falls to exercise, impairs or releases any of the obligations belonging to any Owner or third party or any of its rights against any Owner, third party or collateral.

     25. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of Owner and Lender and their respective successors, assigns, trustees, receivers, administrators, personal representatives, legatees, and devisees.

     26. NOTICES. Any notice or other communication to be provided under this Agreement shall be in writing and sent to the parties at the addresses described in this Agreement or such other address as the parties may designate in writing from time to time.

     27. SEVERABILITY. If any provision of this Agreement violates the law or is unenforceable, the rest of the Agreement shall remain valid.

     28. APPLICABLE LAW. This Agreement shall be governed by the laws of the state identified in Lender's address. Owner consents to the jurisdiction and venue of any court located in the state indicated in Lender's address in the event of any legal proceeding under this Agreement.

     29. COLLECTION COSTS. If Lender hires an attorney to assist in collecting any amount due or enforcing any right or remedy under this Agreement, Owner agrees to pay Lender's attorneys' fees and collection costs (subject to any restrictions imposed by law).

     30. MISCELLANEOUS. This Agreement is executed for commercial purposes. Owner shall supply information regarding Owner's business operations and financial condition or the Collateral in the form and manner requested by Lender. All information furnished by Owner to Lender shall be true, accurate and complete in all respects. Owner and Lender agree that time is of the essence. Owner waives presentment, demand for payment, notice of dishonor and protest except as required by law. All references to Owner in this Agreement shall include all parties signing below except Lender. If there is more than one Owner, their obligations shall be joint and several. This Agreement shall remain in full force and effect until Lender provides Owner with written notice of termination. This Agreement and any related documents represent the complete and integrated understanding between Owner and Lender pertaining to the terms and conditions of those documents.

     31. ADDITIONAL TERMS:



  Owner acknowledges that Owner has read, understands, and agrees to the terms and conditions of this Agreement.

  Dated: FEBRUARY 3, 1997

    OWNER: WC ACQUISITION CORP.                 OWNER:

    BY: /s/ DONALD ENGEL                       BY: ___________________________
        -------------------
        Donald Engel

    TITLE: C.E.0 & CO- CHAIRMAN OF THE BOARD    TITLE: ________________________

    OWNER:                                      OWNER:

    BY: _____________________________________   BY: ___________________________

    TITLE: __________________________________   TITLE: ________________________


    LENDER: OCEAN BANK

    BY: /s/ ROBERT TRUJILLO
       --------------------------------------
        ROBERT TRUJILLO
    TITLE: VICE PRESIDENT

                                   SCHEDULE A





                                   SCHEDULE B




                                   SCHEDULE C




                                   SCHEDULE D








                                      Page 4 of 4 _____________________ Initials

                                 ATTACHMENT "A"

WC ACQUISITION CORP.
1530 COMMERCE DRIVE
STOW, OHIO
===============================================================================

2    ROCKWELL MOD: 61E-602A PNEUM. HAND-HELD BELT SANDERS

50   ASST. STEEL-FRAME LAY-OUT / SHOP TABLES @ 200.00

1    DESOUTTER MOD: AFT-40 PNEUM. HORIZONTAL GUN DRILL
     #10107

2    ASST. WALL CLOCKS @ 87.50

30   ASST. STEEL WIRE TOTE BIN CRIBS @ 37.50

1    HOBART MOD: ML-20A "SIMPLIFIED" 200-AMP ARC WELDER
     #5C2W-32259

1    PORTABLE 4' X 6' STEEL PLATE WELDING TABLE W/ FAMCO
     "S" MANUAL ARSOR PRESS

5    ASST. WALL MOUNTED ELEC. FANS @ 80.00

1    ROL-LIFT HYDRAULIC PALLET JACK #A-21175

1    ARBOR "MINI-MAX" MOD: L-55 6" X 10' HORIZONTAL BELT
     SANDER #AM/031009 W/ POWER LAY-OUT TABLE & BELT CLAMP

1    MASTER-LINE ELEC. DEL.-BLADE TABLE SAW #NSN

2    DAYTON MOD: 3Z579 PORTABLE CANNISTER INDUSTRIAL SHOP
     VACUUMS @ 137.50

1    DELTA ROCKWELL NO. 34-338 TABLE SAW #FF-7450 W/ ROLLER
     "SKATE" FEED CONVEYOR, POWER DUST COLLECTOR / EXHAUST
     BLOWER & RAIL-TRACK MOUNTED STEEL LAYOUT TABLE

1    ROCKWELL TABLE-MOUNTED 3 H.P. ELEC. CUT-OFF SAW
     #91-5075

1    DELTA ROCKWELL PEDESTAL DRILL PRESS #110-7840

6    ASST. SKID-MOUNTED TILTING STEEL SCRAP HOPPERS @ 375.00

5    ASST. 4-WHL. SHOP TRUCKS @ 120.00

5    3' X 20' ORANGE STEEL STORAGE RACKS W/ WOOD SHELVES
     @ 200.00

2    SECTIONS 3' X 12' X 15'H STEEL PALLET RACK STORAGE
     SHELVING @ 300.00

                                 ATTACHMENT "A"

WC ACQUISITION CORP.
1530 COMMERCE DRIVE
STOW, OHIO
===============================================================================

6    ASST. ELEC. PEDESTAL FLOOR FANS @ 137.50

1    MILLER MOD: MPS-20 20KVA SPOT WELDER #JC-631158
     W/ MILLER COOLANT PUMP & WELDING JIG

8    LINDE MOD: VI-252 250 AMP DC MIG ARC WELDERS W/
     WIRE FEED ATTACHMENTS @ 1,000.00

8    PORTABLE 3' X 5' STEEL PLATE WELDING TABLES W/ DWR.
     & COLUMBIAN BENCH VISES @ 300.00

3    DELTA-ROCKWELL NO. 15-665 PEDESTAL DRILL PRESSES
     #'S 1507690, 1507689 & 1578879 @ 900.00

1    ROCKWELL NO. 15-061 PEDESTAL DRILL PRESS #1676241

1    WILKINSON 18" X 50' 2-TIER MOTORIZED BELT CONVEYOR
     #NSN

1    DREIS & KRUMP "CHICAGO" 4' & 14 GAUGE MANUAL BENDING
     BRAKE #57200

1    TAYLOR-WINFIELD NO. 704 50 KVA SPOT WELDER #E-384965-6

1    TAYLOR-WINFIELD 50 KVA SPOT WELDER #NOT READABLE

1    SCHREIBER MOD: 100 AC REFRIG. AFTER COOLER #1485

1    NIAGARA NO. 3A 3' BENCH-TOP MANUAL BENDING BRAKE #59544

1    DREIS & KRUMP MOD: 68-B "CHICAGO" 36 TON X 8' POWER
     PRESS BRAKE #L-12512

2    LINCOLN NO. 10151 "INVERTEC STT" SURFACE TENSION
     TRANSFER WELDERS #U1950902243 & NSN W/ MOD: LN-742
     WIRE FEED ATTACHMENTS #U1940204305 & 1940204313
     @ 2,500.00

LOT  (52) DRS. LYON STEEL CLOTHES LOCKERS

1    6' X 10' X 15'H STEEL STORAGE RACK W/ WOOD SHELVES

1    SIMPLEX ELEC. TIME CLOCK W/ (10) RACKS

5    ASST. 2-DR. UPRIGHT METAL STORAGE CABIENTS @ 100.00

1    WOOD VERTICAL STEEL AIR RECEIVING TANK #695541
     (MNFR., 1977)

                                 ATTACHMENT "A"

WC ACQUISITION CORP.
1530 COMMERCE DRIVE
STOW, OHIO
===============================================================================

1    ROWE RICHARDSON "MAGNA-WEIGH" 2400-LB. DIAL SCALE
     W/ 4' X 5' INGROUND PLATFORM

8    ASST. 2-WHL. HAND TRUCKS @ 37.50

1    WEBER MOD: 40 BENCH-TOP ELEC. LABEL PRINTER

1    3' X 4' METAL DOCK PLATE

8    ASST. PORTABLE STEEL BANDING MACHINES @ 250.00

1    ACETYLENE WELDING UNIT W/ TORCH, GAUGES, HOSE & CART

40   ASST. STEEL FRAME CANVAS WELDING SCREENS @ 50.00

2    LINDE 300 AMP. DC "SHORT" ARC WELDERS #NSNS W/ WIRE
     FEED ATTACHMENTS @ 875.00

1    NIAGARA NO. 180 POWER PEDESTAL SHEET METAL ROLL FORMER
     #72669 (MNFR., 1961)

1    VILRU "791 X 80" HORIZONTAL SCREW-TYPE SHEET METAL
     ROLLER #NSN

1    NIAGARA NO. 172 POWER PEDESTAL SHEET METAL ROLL
     FORMER #NSN

1    LOWN MOD: B-400 4' POWER PYRAMID SHEET METAL ROLLER
     #NSN

1    PERKINS-WARD MOD: A NO. 2 BENCH TOP PUNCH PRESS #B4581

1    LOWN MOD: B-300 4' POWER PYRAMID SHEET METAL ROLLER
     #B5241

1    LOCKFORMER 14-GAUGE POWER EDGE / CLEAT / ROLL FORMER
     #11976

LOT  (30) FDT. 14" STEEL ROLLER CONVEYOR

1    SAN ANGELO 5' POWER PYRAMID ROLLER #NSN

1    16 GAUGE ELEC. CIRCLE SHEAR #NSN W/ TRIPOD STAND

1    ROPER-WHITNEY MOD: 230 "C-FRAME" POWER PUNCH #285 9 70

1    PEXTO NO. 382 3' MANUAL "PYRAMID" SHEET METAL ROLLER
     #NSN

                                 ATTACHMENT "A"

WC ACQUISITION CORP.
1530 COMMERCE DRIVE
STOW, OHIO
===============================================================================


1    LINDE MOD: VI-250 A 300 AMP. DC ARC WELDER #B2690509
     W/ WIRE FEED ATTACHMENT

1    LINCOLN MOD: TIG-300/300 "IDEALARC" 300 AMP AC-DC
     TIG ARC WELDER #AC-319379

1    LINDE MOD: VI-252 CV/DC 300-AMP DC MEG ARC WELDER
     #B-77011280 W/ MOD: 28-A POWER SUPPLY

1    WELDTRONIC SPOT SELDER (NEEDS REPAIR)

5    WALK-BEHIND BATTERY-OP. FORK LIFTS #NSNS @ 1,000.00

1    MAN PLATFORM FORK LIFT ATTACHMENT

1    BLACK & DECKER / DE WALT MOD: 3500 3 H.P. RADIAL ARM
     CROSS-CUT SAW #2080051

10   ASST. PNEUM. HAND-HELD INDUSTRIAL STAPLERS @ 262.50

1    CROWN 4,000 LB. HYDRAULIC PALLET JACK #L-88120

1    PACIFIC MOD: K300-12 300 TON 3/8" X 12' POWER PRESS
     BRAKE #6556 W/ AUTOMEC "AUTOGAUGE CNC 1000" CONTROLS

1    TRUMPF MOD: CN 700 COPY & COORDINATE NIBBLER #784
     W/ TOOLING

1    W.A. WHITNEY MOD: 630-A "C-FRAME" 1/2" PUNCH
     #630-4078245

1    MILLER "SYNCHROWAVE 300" 300 AMP AC-DC GAS TUNGSTEN
     ARC WELDER #JB580118

1    8' FREE-STANDING JIB CRANE W/ DRILL PRESS HEAD

1    K. RAMPE TELESCOPIC FORK LIFT BOOM ATTACHMENT

1    DAKE NO. 4M2 BENCH TOP MANUAL ARBOR PRESS

1    EXIDE 60 AMP-DC INDUSTRIAL BATTERY CHARGER
     #29926-11-BC

1    HILL ACME KLING NO. 4 MECHANICAL IRONWORKER #504454

1    HEM MOD: H75A HORIZONTAL BAND SAW #271788 W/ NUMERICAL
     CONTROLS & ROLLER FEED CONVEYOR

                                 ATTACHMENT "A"

WC ACQUISITION CORP.
1530 COMMERCE DRIVE
STOW, OHIO
===============================================================================

1    DELTA MILWAUKEE / BALDOR NO. M3565 3/4 H.P. 12" DISC
     GRAINDER #1078

LOT  FABRILINE HYDRAULIC "GUILLOTINE" ANGLE SHEAR W/
     HYDRAULIC "C-FRAME" PUNCH & ANGLED STEEL ROLLER FEED
     CONVEYOR

1    MILLER "TWO FIFTY TWIN" AC-DC ARC WELDER #HD-714639

LOT  5,000 LB. GANTRY-TYPE BRIDGE CRANE W/ P&H 3 TON ELEC.
     CHAIN HOIST & PENDANT CONTROLS

1    AMERICAN MOD: 60 6,000 LB. POWER RE / UN COILER #1527

LOT  NIAGARA MOD: 14 "ONE SERIES" 14 GAUGE X 4' POWER
     SHEET SHEAR #62312 W/ POWER SHEET FEED & TAKE-OFF
     CONVEYOR, POWER 4' SHEET METAL ROLLER & CONTROLS

1    NIAGARA NO. 610 10 GAUGE X 10' POWER SQUARING
     SHEAR #52809 W/ BACK GAUGE

1    NIAGARA MOD: 1R6 10 GAUGE X 6' POWER SQUARING SHEAR
     #61655 W/ BACK-GAUGE

1    PULLMAX TYPE P7 UNIVERSAL "C-FRAME" SHEARING & CIRCLE
     FORMING MACHINE #54808

1    ROCKWELL NO. 70-400 PEDESTAL DRILL PRESS #1441185

3    ASST. TAPPING HEAD ATTACHMENTS @ 225.00

1    DREIS & KRUMP MOD: 810-l "CHICAGO" 90 TON X 10'
     POWER PRESS BRAKE #L-18705 W/ HURCO "AUTOBEND IV"
     DIGITAL CONTROLS

1    DREIS & KRUMP MOD: 810-l "CHICAGO" 90 TON X 8' POWER
     PRESS BRAKE #L-19531

1    DREIS & KRUMP MOD: 810-L "CHICAGO" 90 TON X 8' POWER
     PRESS BRAKE #L-16881

1    DELTA-ROCKWELL MOD: 15-65 BENCH-TOP PEDESTAL DRILL
     PRESS #1469480 W/ PORTABLE PLATFORM STEEL CART

1    DREIS & KRUMP NO. 410-D SP "CHICAGO" 10 GAUGE X 10'
     POWER PRESS BRAKE #P-8052 W/ AUTOMEC "AUTOGAUGE G24"
     DIGITAL READ OUT

                                 ATTACHMENT "A"

WC ACQUISITION CORP.
1530 COMMERCE DRIVE
STOW, OHIO
===============================================================================

1    FALLS MOD: 101 "D-BUR-R" PORTABLE DEBURRING MACHINE #2696

1    NIAGARA NO. A3 O.B.I. PUNCH PRESS #22714 W/ MECHANICAL
     CLUTCH

1    CLARK MOD: C-500Y-45 4,500 LB. GAS CP. FORK LIFT
     #Y###-##-#### W/ OROFS, CASCADE SIDE-SHIFTER
     ATTACEMENT & PNEUM. TIRES

1    WARNER & SWASEY NO. W-4560 "WIEDEMATIC MACH II" CNC
     ROTARY MULTI-SPINIDLE TURRET PUNCH #NSN W/ WARNER
     & SWASEY 2-AXIS COMPUTER CONTROLS, TRAVEL TABLE, DIES
     & MOTORIZED CHIP / SCRAP CONVEYOR

6    ASST. STEEL "A-FRAME" & UPRIGHT STEEL BAR STOCK
     RACKS @ 450.00

5    ASST. PORTABLE STEEL SHEET METAL CARTS @ 350.00

2    ASST. PORTABLE METAL PLATFORM LADDERS @ 225.00

1    ROL-LIFT PORTABLE HYDRAULIC PALLET JACK #19628

1    TOLEDO MOD: 8570 DIGITAL BENCH-TOP PLATFORM SCALE

1    BOYER-SCHULTZ MOD: H-612 "CHALLENGER" HAND-FEED SURFACE
     GRINDER #25878 W/ HITACHI MOD: SAU-5 MAGNETIC CHUCK

1    WALES-STRIPPIT BENCH-TOP ELEC. PUNCH & DIE GRINDER
     #72150 000

1    G.E. 30-KVA TRANSFORMER #9125 8 3882

1    BUFFALO NO. 22 PEDESTAL DRILLING / TAPPING MACHINE
     #NSN

1    CLAUSING MOD: 2275 PEDESTAL DRILL PRESS #516244

1    KALAMAZOO MOD: H9AW HORIZONTAL BAND SAW #8355 W/ ROLLER
     FEED CONVEYOR

1    HILL ACME KLING MOD: 4 IRONWORKER #540266 W/ ROLLER FEED
     CONVEYOR & LAYOUT TABLE

2    WOODFORD 15,000 LB. 4' X 5' METAL DOCK PLATES @ 375.00

1    WHITNEY-JENSEN "C-FRAME" ELEC. POWER PUCNH #NSN (I.D.
     #0047) NOT IN OPERATION

                                 ATTACHMENT "A"

WC ACQUISITION CORP.
1530 COMMERCE DRIVE
STOW, OHIO
===============================================================================

2    10,000 LB. BRIDGE CRANES W/ P&H ELEC. CHAIN HOISTS
     & PENDANT CONTROLS @ 37,500.00

1    HYDROWAY 10,000 LB. CRANE SCALE #27410078

1    CADY 10-TON SHEET METAL HOIST GRAPPING DEVISE

1    LODGE & SHIPLEY ENGINE LATHE #NSN

1    GARDNER NO. 17 30" DISC GRINDER #NSN

1    U.S. MOD: V-2 VERTICAL MILLING MACHINE #1157

1    1997 CHEVROLET "CHEYENE 3500" 12' STAKE BED TRUCK
     #1GBJC34K3RE113827

1    15' X 10' X 10'h GALV. PAINT SPRAY BOOTH W/ EXHAUST

2    STEEL PEDESTAL FRAME EXPLOSION PROOF LIGHTS @ 450.00

1    DAYTON MOD: 30049 24" INDUSTRIAL BLOWER

1    THERMAL ARC "PAK 10" 100-AMP FLASMA WELDER #H80901A177028E

1    MILWAUKEE NO. 4200 MAGNETIC DRILL PRESS #302-1557

1    TIMESAVER MOD: 325M-1 "SPEEDBELT" 24" WIDE-BELT SANDER
     #6039

1    ROUSSELLE NO. 6 O.B.I. PUNCH PRESS #FASA-8685 W/ AIR
     CLUTCH & HYDRAULIC FEED TABLE

1    DURANT MOD: MD-10 POWER COIL STRAIGHTENER #906 W/
     UN-COIL / RE-COIL STATION

1    DREIS & KRUMP MOD: UA12250 "CHICAGO" 1/4" X 12' POWER
     SQUARING SHEAR #DS1559 W/ POWER BACK GAUGE

1    WEST BEND MOD: ST-20TC "WELD-BILT" 10 TON RAIL MOUNTED
     HYDRAULIC "SCISSOR" PLATFORM SHEET LIFT #ST-TC 2276

6    LINDE ASST "VI" MODEL ARC WELDERS (NEED REPAIRS)
     @ 87.50

1    YALE "WORKSAVER" WALK-BEHIND BATTERY-OP. FORK LIFT
     #356106 (NEEDS REPAIR)

LOT  MISC. IN REAR MAINTENANCE SHOP

                                 ATTACHMENT "A"

WC ACQUISITION CORP.
1530 COMMERCE DRIVE
STOW, OHIO
===============================================================================

1    CUPRUM 16' FIBERGLASS STEP LADDER

LOT  MISC. ALUM. STEP LADDERS & WALK PLANKS

1    LOCKFORMER (NEEDS REPAIR)

1    RIDGID MOD: 535 PORTABLE ELEC. PIPE THREADER W/
     CUTTER & REAMER

1    LOCKFORMER 24 GAUGE POWER EDGE / CLEAT / ROLL FORMER
     #6455

LOT  DE VILBISS ARRESTOR TYPE CONVEYORIZED AUTOMATIC TYPE
     PAINT SPRAY SYSTEM W/ (2) SPRAY BOOTHS, OVERHEAD HOOK-
     TYPE CHAIN CONVEYOR, REGULATORS, CONTROLS, HYDRAULIC
     PUMPS & HEATERS (GAS FIRED)

LOT  MISC. STEEL PALLET RACK & STORAGE SHELVING

LOT  MISC. METAL WIRE TOOL CRIB CAGES

LOT  MISC. POWER HAND TOOLS (ELEC. & PNEUM. DRILLS,
     SAWS, GRINDERS, SHEARS, NIBBLERS, SANDERS, ETC.)

LOT  MISC. MACHINE TOOLING, PUNCHES, DIES, ARBORS, TOOL
     HOLDERS, ETC.

LOT  MISC. TOOL CABINETS, PARTS BINS, ETC.

1    SULLAIR MOD: 16-75H SKID MOUNTED ROTARY SCREW AIR
     COMPRESSOR #46507 CGI

1    DAVEY 50 H.P. SKID MOUNTED AIR COMPRESSOR #NSN
     (I.D. # 0038)

1    VAN AIR MOD: D 11 A REFRIG. AIR DRYER #808854

1    VERTICAL STEEL AIR RECEIVING TANK (IN COMPRESSOR ROOM)

===============================================================================

BY: /S/ DONALD ENGEL
   -----------------------------------
   DONALD ENGEL
   C.E.O. & CO-CHAIRMAN OF THE BOARD

                                       OB
                                   OCEAN BANK
                              780 N.W. 42nd Avenue
                           Miami, Florida 33126-5597
                                 (305) 442-2660
                                    "LENDER"


OWNER OF COLLATERAL
HI-RISE RECYCLING SYSTEMS, INC.
16255 N.W. 54TH AVENUE
MIAMI, FL 33014

COMMERCIAL SECURITY AGREEMENT

BORROWER

HI-RISE RECYCLING SYSTEMS, INC. &
WC ACQUISITION CORP.
16255 N.W. 54TH AVENUE
MIAMI, FL 33014

Telephone Number 624-9222

LOCATION OF COLLATERAL

OCEAN BANK
780 N.W 42 AVENUE
MIAMI, FLORIDA 33125

     1. SECURITY INTEREST. Owner of Collateral ("Owner") grants to Lender identified above a continuing security interest in the Collateral described below to secure the obligations described in this Agreement.

     2. OBLIGATIONS. The Collateral shall secure the payment and performance of all of Borrower's and Owner's present and future, joint and/or several, direct and indirect, absolute and contingent, express and impiled, indebtedness, (including costs of collection, legal expenses and attorneys' fees incurred by Lender upon the occurrence of a default under this Agreement, in collecting or enforcing payment of such indebtedness, or preserving, protecting or realizing on the Collateral herein), liabilities, obligations and covenants (cumulatively "Obligations") to Lender pursuant to:

     a. this Agreement and the following promissory notes and agreements:
-------------------------------------------------------------------------------
INTEREST  PRINCIPAL AMOUNT/     FUNDING/    MATURITY  CUSTOMER      LOAN
  RATE       CREDIT LIMIT   AGREEMENT DATE    DATE     NUMBER      NUMBER
-------------------------------------------------------------------------------
VARIABLE    $900,000.00       02/03/97      02/03/02             100932574-64
-------------------------------------------------------------------------------

     b. all other present or future, written, agreements between Borrower or Owner and Lender (WHETHER EXECUTED FOR THE SAME OR DIFFERENT PURPOSES THAN THE PRECEDING DOCUMENTS);

     c. all amendments, modifications, replacements or substitutions to any of the foregoing; and

     d. applicable law.

     3. COLLATERAL. The Collateral shall consist of all of the following-described property and Owner's rights, title and interest in such property whether now owned or hereafter acquired by Owner and wheresoever located:

[ ] All accounts and contract rights including, but not limited to, the accounts and contract rights described on Schedule A attached hereto and incorporated herein by this reference;

[ ] All chattel paper including, but not limited to, the chattel paper described on Schedule A attached hereto and incorporated herein by this reference;

[ ] All documents including, but not limited to, the documents described on Schedule A attached hereto and incorporated herein by this reference;

[ ] All equipment, including, but not limited to, the equipment described on Schedule A attached hereto and incorporated herein by this reference;

[ ] All fixtures, including, but not limited to, the fixtures located or to be located on the real property described on Schedule B attached hereto and incorporated herein by this reference;

[ ] All general intangibles including, but not limited to, the general intangibles described on Schedule A attached hereto and incorporated herein by this reference;

[ ] All instruments including, but not limited to, the instruments described on Schedule A attached hereto and incorporated herein by this reference;

[ ] All inventory including, but not limited to, the inventory described and located at the locations indicated on Schedule A attached hereto and incorporated herein by this reference;

[ ] All minerals or the like located on or related to the real property described on Schedule B attached hereto and incorporated herein by this reference;

[ ] All standing timber located on the real property described on Schedule B attached hereto and incorporated herein by this reference;

[x]        Other: SEE SCHEDULE "A" FOR LISTING OF COLLATERAL

All monies, instruments, and savings, checking or other deposit accounts that ara now or in the future in Lender's custody or control (excluding IRA, Keogh, trust accounts, and deposits subject to tax penalties if so assigned);

All accessions, accessories, additions, amendments, attachments, modifications, replacements and substitutions to any of the above;

All proceeds and products of any of the above;

All policies of insurance pertaining to any of the above as well as any proceeds and unearned premiums pertaining to such policies; and

All books and records pertaining to any of the above.

     4. OWNER'S TAXPAYER IDENTIFICATION. Owner's social security number or federal taxpayer identification number is: 65-0222933.

     5. RESIDENCY/LEGAL STATUS. Owner is a resident ot the state of: n/a

Owner is a: [x] Corporation; [ ] Partnership; [ ] Non-Profit Association; duly organized, validly existing and in good standing under the laws of the state of: FLORIDA

     6. REPRESENTATIONS, WARRANTIES AND COVENANTS: Owner represents, warrants and covenants to Lender that:

       a. Owner is and shall remain the sole owner of the Collateral;

       b. Neither Owner nor, to the best of Owner's knowledge, any other party has used, generated, released, discharged, stored, or disposed of any hazardous waste, toxic substance, or related material (cumulatively "Hazardous Materials") or transported any Hazardous Materials. Owner shall not commit or permit such actions to be taken in the future. The term "Hazardous Materlals" shall mean any substance, material, or waste which is or becomes regulated by any governmental authority including, but not limited to, (i) petroleum; (ii) asbestos; (iii) polychlorinated biphenyls; (iv) those substances, materials or wastes designated as a "hazardous substance" pursuant to Section 311 of the Clean Water Act or listed pursuant to Sectlon 307 of the Clean Water Act or any amendments or replacements to these statutes; (v) those substances, materials or wastes defined as a "hazardous waste" pursuant to Section 1004 of the Resource Conservation and Recovery Act or any amendments or replacements to that statute; or (vi) those substances, materials or waste defined as a "hazardous substance" pursuant to Section 101 of the Comprehensive
           Environmental Response, Compensation and Liability Act, or any amendments or replacements to that statute;

                                     Page 1 of 4_______________________Initials

     (c) Owner's chief executive office, chief place of business, office where its business records are located, or residence is the address identified above. Owner's other executive offices, places of business, locations of its business records, or domiciles are described on Schedule C attached hereto and incorporated herein by this reference. Owner shall immediately advise Lender in writing of any change in or addition to the foregoing addresses;

     (d) Owner shall not become a party to any restructuring of its form of business or participate in any consolidation, merger, liquidation or dissolution without providing Lender with thirty (30) or more days' prior written notice of such change;

     (e) Owner shall notify Lender of the nature of any intended change of Owner's name, or the use of any trade, name, and the effective date of such change;

     (f) The Collateral is and shall at all times remain free of all tax and other liens, security interests, encumbrances and claims of any kind excet for those belonging to Lender and those described on Schedule D attached hereto and incorporated herein by this reference. Without waiving the event of default as a result thereof, Owner shall take any action and execute any document needed to discharge the foregoing liens, security interests, encumbrances and claims;

     (g) Owner shall defend the Collateral against all claims and demands of all persons at any time claiming any interest therein;

     (h) All of the goods, fixtures, minerals or the like, and standing timber constituting the Collateral is and shall be located at Owner's executive offices, places of business, residence and domiciles specifically described in this Agreement. Owner shall not change the location of any Collateral without the prior written consent of Lender;

     (i) Owner shall provide Lender with possession of all chattel paper and instruments constituting the Collateral, and owner shall promptly mark all chattel paper, instruments, and documents constituting the Collateral to show that the same are subject to Lender's security interest;

     (j) All of Owner's accounts or contract rights; chattel paper; documents; general intangibles; instruments; and federal, state, county, and municipal government and other permits, licenses, trusts, liens, contracts, leases, and agreements constituting the Collateral are and shall be valid, genuine and legally enforceable obligations and rights belonging to Owner against one or more third parties and not subject to any claim, defense, set-off or counterclaim of any kind;

     (k) Owner shall not amend, modify, replace, or substitute any account or contract right; chattel paper; document; general intangible; or instrument constituting the Collateral without the prior written consent of Lender;

     (l) Owner has the right and is duly authorized to enter into and perform its obligations under this Agreement. Owner's execution and performance of these obligations do not and shall not conflict with ths provisions of any statute, regulation, ordinance, rule of law, contract or other agreement which may now or hereafter be binding on Owner;

     (m) No action or proceeding is pending against Owner which might result in any material or adverse change in its business operations or financial condition or materially affect the Collateral;

     (n) Owner has not violated and shall not violate any applicable federal, state, county or municipal statute, regulation or ordinance (including but not limited to those governing Hazardous Materials) which may materially and adversely affect its business operations or financial condition or the Collateral;

     (o) Owner shall, upon Lender's request, deposit all proceeds of the Collateral into an account or accounts maintained by Owner or Lender at Lender's institution; and

     (p) This Agreement and the obligattions described in this Agreement are executed and incurred for business and not consumer purposes.

     7. SALE OF COLLATERAL. Owner shall not assign, convey, lease, sell or transfer any of the Collateral to any third party without the prior written consent of Lender except for sales of inventory to buyers in the ordinary course of business.

     8. FINANCING STATEMENTS AND OTHER DOCUMENTS. Owner shall take all actions and execute all documents required by Lender to attach, perfect and maintain Lender's security interest in the Collateral and establish and maintain Lender's right to receive the payment of the proceeds of the Collateral including, but not limited to, executing any financing statements, fixture filings, continuation statements, notices of security interest and other documents required by the Uniform Commercial Code and other applicable law. Owner shall pay the costs of filing such documents in all offices wherever filing or recording is deemed by Lender to be necessary or desirable. In lieu of filing security agreements, financing statements, and effective financing statements, Lender shall be entitled to perfect its security interest in the Collateral by filing carbon, photographic or other reproductions of the aforementioned documents with any authority required by the Uniform Commercial Code or other appilcable law. Lender may execute and file any financing statements, as well as extensions, renewals and amendments of financing statements in such form as Lender may require to perfect and maintain perfection of any security interest granted in this Agreement.

     9. INQUIRIES AND NOTIFICATION TO THIRD PARTIES. Owner hereby authorizes Lender to contact any third party and make any inquiry pertaining to Owner's financial condition or the Collateral. In addition, Lender is authorized to provide oral or written notice of its security interest in the Collateral to any third party.

     10. COLLECTION OF INDEBTEDNESS FROM THIRD PARTIES. Lender shall be entitled to notify, and upon the request of Lender, Owner shall notify any account debtor or other third party (including, but not limited to, insurance companies) to pay any indebtedness or obligation owing to Owner and constituting the Collateral (cumulatively "indebtedness") to Lender whether or not a default exists under this Agreement. Owner shall diligently collect the indebtedness owing to Owner from its account debtors and other third parties until the giving of such notification. In the event that Owner possesses or receives possession of any instruments or other remittances with respect to the Indebtedness following the giving of such notification or if the instruments or other remittances constitute this prepayment of any indebtednsss or the payment of any insurance proceeds, Owner shall hold such instruments and other remittances in trust for Lender apart from its other property, endorse the instruments and other remittances to Lender, and immediately provide Lender with possession of the instruments and other remittances. Lender shall be entitled, but not required, to collect (by legal proceedings or otherwise), extend the time for payment, compromise, exchange or release any obligor or collateral upon, or otherwise settle any of the indebtednsss whether or not an event of default exists under this Agreement. Lender shall not be liable to Owner for any action, error, mistake, omission or delay pertaining to the actions described in this paragraph or any damages resulting therefrom.

     11. POWER OF ATTORNEY. Owner hereby appoints Lender as its attorney-in-fact to endorse Owner's name on all instruments and other remittances payable to Owner with respect to the indebtedness or other documents pertaining to Lender's actions in connection with the indebtedness. In addition, Lender shall be entitled, but not required, to perform any action or execute any document required to be taken or executed by Owner under this Agreement. Lender's performance of such action or execution of such documents shall not relieve Owner from any obligation or cure any default under this Agreement. The powers of attorney described in this paragraph are coupled with an interest and are irrevocable.

     12. USE AND MAINTENANCE OF COLLATERAL. Owner shall use the Collateral solely in the ordinary course of its business, for the usual purposes intended by the manufacturer (if applicable), with due care, and in compliance with the laws, ordinances, regulations, requirements and rules of all federal, state, county and municipal authorities including environmental laws and regulations and insurance policies. Owner shall not make any alterations, additions or improvements to the Collateral without the prior written consent of Lender. Without limiting the foregoing, all alterations, additions and improvements made to the Collateral shall be subject to the security interest belonging to Lender, shall not be removed without the prior written consent of Lender, and shall be made at Owner's sole expense. Owner shall take all actions and make any repairs or replacements needed to maintain the Collateral in good condition and working order.

     13. LOSS OR DAMAGE. Owner shall bear the entire risk of any loss, theft, destruction or damage (cumulatively "Loss or Damage") to all or any part of the Collateral. In the event of any Loss or Damage, Owner will either restore the Collateral to its previous condition, replace the Collateral with similar property acceptable to Lender in its sole discretion, or pay or cause to be paid to Lender the decrease in the fair market value of the affected Collateral.

     14. INSURANCE. The Collateral will be kept insured for its full value against all hazards including loss or damage caused by fire, collision, theft or other casualty. If the Collateral consists of a motor vehicle, Owner will obtain comprehensive and collision coverage in amounts at lease equal to the actual cash value of ths vehicle with deductibles not to exceed $500. Owner may obtain insurance on the Collateral from such companies as are acceptable to Lender in its sole discretion. The insurance policies shall require the insurance company to provide Lender with at least thirty (30) days' written notice before such policies are altered or cancelled in any manner. The insurance policies shall name Lender as a loss payee and provide that no act or omission of Owner or any other person shall affect the right of Lender to be paid the insurance proceeds pertaining to the loss or damage of the Collateral. In the event Owner fails to acquire or maintain insurance, Lender (after providing notice as may be required by law) may in its discretion procure appropriate insurance coverage upon the Collateral and charge the insurance cost as an advance of principal under the promissory note. Owner shall furnish Lender with evidence of insurance indicating the required coverage. Lender may act as attorney-in-fact for Owner in making and settling claims under insurance policies, cancelling any policy or endorsing Owner's name on any draft or negotiable instrument drawn by any insurer.

     15. INDEMNIFICATION. Lender shall not assume or be responsible for the performance of any of Owners obligations with respect to the Collateral under any circumstances. Owner shall immediately provide Lender with written notice of and indemnify and hold Lender and its shareholders, directors, officers, employees and agents harmless from all claims, damages, liabilities (including attorneys' fees and legal expenses), causes of action, actions, suits and other legal proceedings (cumulatively "Claims") pertaining to its business operations or the Collateral including, but not limited to, those arising from Lender's performance of Owner's obligations with respect to the Collateral. Owner, upon the request of Lender, shall hire legal counsel to defend Lender from such Claims, and pay the attorneys' fees, legal expenses and other costs incurred in connection therewith. In the alternative, Lender shall be entitled to employ its own legal counsel to defend such Claims at Owner's cost.

     16. TAXES AND ASSESSMENTS. Owner shall execute and file all tax returns and pay all taxes, licenses, fees and assessments relating to its business operations and the Collateral (including, but not limited to income taxes, personal property taxes, withholding taxes, sales taxes, use taxes, excise taxes and workers' compensation premiums) in a timely manner.

     17. INSPECTION OF COLLATERAL AND BOOKS AND RECORDS. Owner shall allow Lender or its agents to examine, inspect and make abstracts and copies of the Collateral and Owner's books and records pertaining to Owner's business operations and financial condition or the Collateral during normal business hours. Owner shall provide any assistance required by Lender for these purposes. All of the signatures and information pertaining to the Collateral or contained in the books and records shall be genuine, true, accurate and complete in all respects. Owner shall note the existence of Lender's security interest in its books and records pertaining to the Collateral.

                               Page 2 of 4____________________________Initials

      18. DEFAULT. Owner shall be in default under this Agreement in the event that Owner, Borrower or any guarantor:

          (a) fails to make any payment under this Agreement or any other indebtedness to Lender when due;
          (b) fails to perform any obligation or breaches any warranty or covenant to Lender contained in this Agreement or any other present or future, written or oral, agreement regarding this or any other indebtedness to Lender;
          (c) provides or causes any false or misleading signature or representation to be provided to Lender;
          (d) allows the Collateral to be destroyed, lost or stolen, damaged in any material respect, or subjected to seizure or confiscation;
          (e) seeks to revoke, terminate or otherwise limit its liability under any continuing guaranty;
          (f) permits the entry or service of any garnishment, judgment, tax levy, attachment or lien against Owner, any guarantor, or any of their property;
          (g) dies, becomes legally incompetent, is dissolved or terminated, ceases to operate its business, becomes insolvent, makes an assignment for the benefit of creditors, or becomes the subject of any bankruptcy, insolvency or debtor rehabilitation proceeding;
          (h) allows the Collateral to be used by anyone to transport or store goods, the possession, transportation, or use of which, is illegal; or
          (i) causes Lender to deem itself insecure for any reason.

      19. RIGHTS OF LENDER ON DEFAULT. If there is a default under this Agreement, Lender shall be entitled to exercise one or more of the following remedies without notice or demand (except as required by law):

          (a) to declare the Obligations immediately due and payable in full;
          (b) to collect the outstanding Obligations with or without resorting to Judicial process;
          (c) to change Owner's mailing address, open Owner's mail, and retain any instruments or other remittances constituting the Collateral contained therein;
          (d) to take possession of any Collateral in any manner permitted by law;
          (e) to apply for and obtain, without notice and upon ex parte application, the appointment of a receiver for the Collateral without regard to Owner's financial condition or solvency, the adequacy of the Collateral to secure the payment or performance of the obligations, or the existence of any waste to the Collateral;
          (f) to require Owner to deliver and make available to Lender any Collateral at a place reasonably convenient to Owner and Lender;
          (g) to sell, lease or otherwise dispose of any Collateral and collect any deficiency balance with or without resorting to legal process (if notice to Borrower of the intended disposition of the Collateral is required by law, five (5) days notice shall constitute reasonable notification);
          (h) to set-off Owner's obligations against any amounts due to Owner including, but not limited to, monies, instruments, and deposit accounts maintained with Lender; and
          (i) to exercise all other rights available to Lender under any other written agreement or applicable law.

   Lender's rights are cumulative and may be exercised together, separately, and in any order. If notice to Owner of intended disposition of Collateral is required by law, five (5) days' notice shall constitute reasonable notification. In the event that Lender institutes an action to recover any Collateral or seeks recovery of any Collateral by way of a prejudgment remedy in an action against Owner, Owner waives the posting of any bond which might otherwise be required. Lender's remedies under this paragraph are in addition to those available at common law, such as setoff.

      20. WAIVER OF JURY TRIAL LENDER AND OWNER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT EITHER MAY HAVE TO A TRIAL BY JURY IN RESPECT TO ANY LITIGATION BASED ON, OR ARISING OUT OF, UNDER OR IN CONJUNCTION WITH THE PROMISSORY NOTE, THIS AGREEMENT AND ANY OTHER AGREEMENT CONTEMPLATED TO BE EXECUTED IN CONJUNCTION HEREWITH OR THEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF EITHER PARTY. THIS PROVISION IS A MATERIAL INDUCEMENT FOR LENDER MAKING THE LOAN EVIDENCED BY THE PROMISSORY NOTE.

     21. APPLICATION OF PAYMENTS. Whether or not a default has occurred under this Agreement, all payments made by or on behalf of Owner and all credits due to Owner from the disposition of the Collateral or otherwise may be applied against the amounts paid by Lender (including attorneys' fees and legal expenses) in connection with the exercise of its rights or remedies described in this Agreement and any interest thereon and then to the payment of the remaining Obligations in whatever order Lender chooses.

     22. REIMBURSEMENT OF AMOUNTS EXPENDED BY LENDER. Owner shall reimburse Lender for all amounts (including attorneys' fees and legal expenses) expended by Lender in the performance ot any action required to be taken by Owner or the exercise of any right or remedy belonging to Lender under this Agreement, together with interest thereon at the lower of the highest rate described in any promissory note or credit agreement executed by Borrower or Owner or the highest rate allowed by law from the date of payment until the date of reimbursement. These sums shall be included in the definition of Obligations, shall be secured by the Collateral identified in this Agreement and shall be payable upon demand.

     23. ASSIGNMENT. Owner shall not be entitled to assign any of its rights, remedies or obligations described in this Agreement without the prior written consent of Lender. Consent may be withheld by Lender in its sole discretion. Lender shall be entitled to assign some or all of its rights and remedies described in this Agreement without notice to or the prior consent of Owner in any manner.

     24. MODIFICATION AND WAIVER. The modification or waiver of any of Owner's Obligations or Lender's rights under this Agreement must be contained in a writing signed by Lender. Lender may perform any of Owner's Obligations or delay or fail to exercise any of its rights without causing a waiver of those Obligations or rights. A waiver on one occasion shall not constitute a waiver on any other occasion. Owner's Obligations under this Agreement shall not be affected if Lender amends, compromises, exchanges, falls to exercise, impairs or releases any of the obligations belonging to any Owner or third party or any of its rights against any Owner, third party or collateral.

     25. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of Owner and Lender and their respective successors, assigns, trustees, receivers, administrators, personal representatives, legatees, and devisees.

     26. NOTICES. Any notice or other communication to be provided under this Agreement shall be in writing and sent to the parties at the addresses described in this Agreement or such other address as the parties may designate in writing from time to time.

     27. SEVERABILITY. If any provision of this Agreement violates the law or is unenforceable, the rest of the Agreement shall remain valid.

     28. APPLICABLE LAW. This Agreement shall be governed by the laws of the state identified in Lender's address. Owner consents to the jurisdiction and venue of any court located in the state indicated in Lender's address in the event of any legal proceeding under this Agreement.

     29. COLLECTION COSTS. If Lender hires an attorney to assist in collecting any amount due or enforcing any right or remedy under this Agreement, Owner agrees to pay Lender's attorneys' fees and collection costs (subject to any restrictions imposed by law).

     30. MISCELLANEOUS. This Agreement is executed for commercial purposes. Owner shall supply information regarding Owner's business operations and financial condition or the Collateral in the form and manner requested by Lender. All information furnished by Owner to Lender shall be true, accurate and complete in all respects. Owner and Lender agree that time is of the essence. Owner waives presentment, demand for payment, notice of dishonor and protest except as required by law. All references to Owner in this Agreement shall include all parties signing below except Lender. If there is more than one Owner, their obligations shall be joint and several. This Agreement shall remain in full force and effect until Lender provides Owner with written notice of termination. This Agreement and any related documents represent the complete and integrated understanding between Owner and Lender pertaining to the terms and conditions of those documents.

     31. ADDITIONAL TERMS:



  Owner acknowledges that Owner has read, understands, and agrees to the terms and conditions of this Agreement.

  Dated: FEBRUARY 3, 1997

    OWNER: HI-RISE RECYCLING, INC.              OWNER:

    BY:  /s/ DONALD ENGEL
         -----------------------------------
           DONALD ENGEL                         BY: ___________________________
    TITLE: C.E.0 & CO- CHAIRMAN OF THE BOARD    TITLE: ________________________

    OWNER:                                      OWNER:

    BY: _____________________________________   BY: ___________________________

    TITLE: __________________________________   TITLE: ________________________


    LENDER: OCEAN BANK

    BY: /s/ ROBERT TRUJILLO
       --------------------------------------
           ROBERT TRUJILLO
    TITLE: VICE PRESIDENT

                                   SCHEDULE A


OCEAN BANK CD #100768642-32 (50146) I/N/O HI-RISE RECYCLING SYSTEMS, INC. I/A/O $500,000 AT THE RATE: 5.75. MATURITY 01-22-98.





                                   SCHEDULE B




                                   SCHEDULE C




                                   SCHEDULE D








                                      Page 4 of 4 _____________________ Initials

                                 ATTACHMENT "A"

WC ACQUISITION CORP.
1530 COMMERCE DRIVE
STOW, OHIO
===============================================================================

2    ROCKWELL MOD: 61E-602A PNEUM. HAND-HELD BELT SANDERS

50   ASST. STEEL-FRAME LAY-OUT / SHOP TABLES @ 200.00

1    DESOUTTER MOD: AFT-40 PNEUM. HORIZONTAL GUN DRILL
     #10107

2    ASST. WALL CLOCKS @ 87.50

30   ASST. STEEL WIRE TOTE BIN CRIBS @ 37.50

1    HOBART MOD: ML-20A "SIMPLIFIED" 200-AMP ARC WELDER
     #5C2W-32259

1    PORTABLE 4' X 6' STEEL PLATE WELDING TABLE W/ FAMCO
     "S" MANUAL ARSOR PRESS

5    ASST. WALL MOUNTED ELEC. FANS @ 80.00

1    ROL-LIFT HYDRAULIC PALLET JACK #A-21175

1    ARBOR "MINI-MAX" MOD: L-55 6" X 10' HORIZONTAL BELT
     SANDER #AM/031009 W/ POWER LAY-OUT TABLE & BELT CLAMP

1    MASTER-LINE ELEC. DEL.-BLADE TABLE SAW #NSN

2    DAYTON MOD: 3Z579 PORTABLE CANNISTER INDUSTRIAL SHOP
     VACUUMS @ 137.50

1    DELTA ROCKWELL NO. 34-338 TABLE SAW #FF-7450 W/ ROLLER
     "SKATE" FEED CONVEYOR, POWER DUST COLLECTOR / EXHAUST
     BLOWER & RAIL-TRACK MOUNTED STEEL LAYOUT TABLE

1    ROCKWELL TABLE-MOUNTED 3 H.P. ELEC. CUT-OFF SAW
     #91-5075

1    DELTA ROCKWELL PEDESTAL DRILL PRESS #110-7840

6    ASST. SKID-MOUNTED TILTING STEEL SCRAP HOPPERS @ 375.00

5    ASST. 4-WHL. SHOP TRUCKS @ 120.00

5    3' X 20' ORANGE STEEL STORAGE RACKS W/ WOOD SHELVES
     @ 200.00

2    SECTIONS 3' X 12' X 15'H STEEL PALLET RACK STORAGE
     SHELVING @ 300.00

                                 ATTACHMENT "A"

WC ACQUISITION CORP.
1530 COMMERCE DRIVE
STOW, OHIO
===============================================================================

6    ASST. ELEC. PEDESTAL FLOOR FANS @ 137.50

1    MILLER MOD: MPS-20 20KVA SPOT WELDER #JC-631158
     W/ MILLER COOLANT PUMP & WELDING JIG

8    LINDE MOD: VI-252 250 AMP DC MIG ARC WELDERS W/
     WIRE FEED ATTACHMENTS @ 1,000.00

8    PORTABLE 3' X 5' STEEL PLATE WELDING TABLES W/ DWR.
     & COLUMBIAN BENCH VISES @ 300.00

3    DELTA-ROCKWELL NO. 15-665 PEDESTAL DRILL PRESSES
     #'S 1507690, 1507689 & 1578879 @ 900.00

1    ROCKWELL NO. 15-061 PEDESTAL DRILL PRESS #1676241

1    WILKINSON 18" X 50' 2-TIER MOTORIZED BELT CONVEYOR
     #NSN

1    DREIS & KRUMP "CHICAGO" 4' & 14 GAUGE MANUAL BENDING
     BRAKE #57200

1    TAYLOR-WINFIELD NO. 704 50 KVA SPOT WELDER #E-384965-6

1    TAYLOR-WINFIELD 50 KVA SPOT WELDER #NOT READABLE

1    SCHREIBER MOD: 100 AC REFRIG. AFTER COOLER #1485

1    NIAGARA NO. 3A 3' BENCH-TOP MANUAL BENDING BRAKE #59544

1    DREIS & KRUMP MOD: 68-B "CHICAGO" 36 TON X 8' POWER
     PRESS BRAKE #L-12512

2    LINCOLN NO. 10151 "INVERTEC STT" SURFACE TENSION
     TRANSFER WELDERS #U1950902243 & NSN W/ MOD: LN-742
     WIRE FEED ATTACHMENTS #U1940204305 & 1940204313
     @ 2,500.00

LOT  (52) DRS. LYON STEEL CLOTHES LOCKERS

1    6' X 10' X 15'H STEEL STORAGE RACK W/ WOOD SHELVES

1    SIMPLEX ELEC. TIME CLOCK W/ (10) RACKS

5    ASST. 2-DR. UPRIGHT METAL STORAGE CABIENTS @ 100.00

1    WOOD VERTICAL STEEL AIR RECEIVING TANK #695541
     (MNFR., 1977)

                                 ATTACHMENT "A"

WC ACQUISITION CORP.
1530 COMMERCE DRIVE
STOW, OHIO
===============================================================================

1    ROWE RICHARDSON "MAGNA-WEIGH" 2400-LB. DIAL SCALE
     W/ 4' X 5' INGROUND PLATFORM

8    ASST. 2-WHL. HAND TRUCKS @ 37.50

1    WEBER MOD: 40 BENCH-TOP ELEC. LABEL PRINTER

1    3' X 4' METAL DOCK PLATE

8    ASST. PORTABLE STEEL BANDING MACHINES @ 250.00

1    ACETYLENE WELDING UNIT W/ TORCH, GAUGES, HOSE & CART

40   ASST. STEEL FRAME CANVAS WELDING SCREENS @ 50.00

2    LINDE 300 AMP. DC "SHORT" ARC WELDERS #NSNS W/ WIRE
     FEED ATTACHMENTS @ 875.00

1    NIAGARA NO. 180 POWER PEDESTAL SHEET METAL ROLL FORMER
     #72669 (MNFR., 1961)

1    VILRU "791 X 80" HORIZONTAL SCREW-TYPE SHEET METAL
     ROLLER #NSN

1    NIAGARA NO. 172 POWER PEDESTAL SHEET METAL ROLL
     FORMER #NSN

1    LOWN MOD: B-400 4' POWER PYRAMID SHEET METAL ROLLER
     #NSN

1    PERKINS-WARD MOD: A NO. 2 BENCH TOP PUNCH PRESS #B4581

1    LOWN MOD: B-300 4' POWER PYRAMID SHEET METAL ROLLER
     #B5241

1    LOCKFORMER 14-GAUGE POWER EDGE / CLEAT / ROLL FORMER
     #11976

LOT  (30) FDT. 14" STEEL ROLLER CONVEYOR

1    SAN ANGELO 5' POWER PYRAMID ROLLER #NSN

1    16 GAUGE ELEC. CIRCLE SHEAR #NSN W/ TRIPOD STAND

1    ROPER-WHITNEY MOD: 230 "C-FRAME" POWER PUNCH #285 9 70

1    PEXTO NO. 382 3' MANUAL "PYRAMID" SHEET METAL ROLLER
     #NSN

                                 ATTACHMENT "A"

WC ACQUISITION CORP.
1530 COMMERCE DRIVE
STOW, OHIO
===============================================================================


1    LINDE MOD: VI-250 A 300 AMP. DC ARC WELDER #B2690509
     W/ WIRE FEED ATTACHMENT

1    LINCOLN MOD: TIG-300/300 "IDEALARC" 300 AMP AC-DC
     TIG ARC WELDER #AC-319379

1    LINDE MOD: VI-252 CV/DC 300-AMP DC MEG ARC WELDER
     #B-77011280 W/ MOD: 28-A POWER SUPPLY

1    WELDTRONIC SPOT SELDER (NEEDS REPAIR)

5    WALK-BEHIND BATTERY-OP. FORK LIFTS #NSNS @ 1,000.00

1    MAN PLATFORM FORK LIFT ATTACHMENT

1    BLACK & DECKER / DE WALT MOD: 3500 3 H.P. RADIAL ARM
     CROSS-CUT SAW #2080051

10   ASST. PNEUM. HAND-HELD INDUSTRIAL STAPLERS @ 262.50

1    CROWN 4,000 LB. HYDRAULIC PALLET JACK #L-88120

1    PACIFIC MOD: K300-12 300 TON 3/8" X 12' POWER PRESS
     BRAKE #6556 W/ AUTOMEC "AUTOGAUGE CNC 1000" CONTROLS

1    TRUMPF MOD: CN 700 COPY & COORDINATE NIBBLER #784
     W/ TOOLING

1    W.A. WHITNEY MOD: 630-A "C-FRAME" 1/2" PUNCH
     #630-4078245

1    MILLER "SYNCHROWAVE 300" 300 AMP AC-DC GAS TUNGSTEN
     ARC WELDER #JB580118

1    8' FREE-STANDING JIB CRANE W/ DRILL PRESS HEAD

1    K. RAMPE TELESCOPIC FORK LIFT BOOM ATTACHMENT

1    DAKE NO. 4M2 BENCH TOP MANUAL ARBOR PRESS

1    EXIDE 60 AMP-DC INDUSTRIAL BATTERY CHARGER
     #29926-11-BC

1    HILL ACME KLING NO. 4 MECHANICAL IRONWORKER #504454

1    HEM MOD: H75A HORIZONTAL BAND SAW #271788 W/ NUMERICAL
     CONTROLS & ROLLER FEED CONVEYOR

                                 ATTACHMENT "A"

WC ACQUISITION CORP.
1530 COMMERCE DRIVE
STOW, OHIO
===============================================================================

1    DELTA MILWAUKEE / BALDOR NO. M3565 3/4 H.P. 12" DISC
     GRAINDER #1078

LOT  FABRILINE HYDRAULIC "GUILLOTINE" ANGLE SHEAR W/
     HYDRAULIC "C-FRAME" PUNCH & ANGLED STEEL ROLLER FEED
     CONVEYOR

1    MILLER "TWO FIFTY TWIN" AC-DC ARC WELDER #HD-714639

LOT  5,000 LB. GANTRY-TYPE BRIDGE CRANE W/ P&H 3 TON ELEC.
     CHAIN HOIST & PENDANT CONTROLS

1    AMERICAN MOD: 60 6,000 LB. POWER RE / UN COILER #1527

LOT  NIAGARA MOD: 14 "ONE SERIES" 14 GAUGE X 4' POWER
     SHEET SHEAR #62312 W/ POWER SHEET FEED & TAKE-OFF
     CONVEYOR, POWER 4' SHEET METAL ROLLER & CONTROLS

1    NIAGARA NO. 610 10 GAUGE X 10' POWER SQUARING
     SHEAR #52809 W/ BACK GAUGE

1    NIAGARA MOD: 1R6 10 GAUGE X 6' POWER SQUARING SHEAR
     #61655 W/ BACK-GAUGE

1    PULLMAX TYPE P7 UNIVERSAL "C-FRAME" SHEARING & CIRCLE
     FORMING MACHINE #54808

1    ROCKWELL NO. 70-400 PEDESTAL DRILL PRESS #1441185

3    ASST. TAPPING HEAD ATTACHMENTS @ 225.00

1    DREIS & KRUMP MOD: 810-l "CHICAGO" 90 TON X 10'
     POWER PRESS BRAKE #L-18705 W/ HURCO "AUTOBEND IV"
     DIGITAL CONTROLS

1    DREIS & KRUMP MOD: 810-l "CHICAGO" 90 TON X 8' POWER
     PRESS BRAKE #L-19531

1    DREIS & KRUMP MOD: 810-L "CHICAGO" 90 TON X 8' POWER
     PRESS BRAKE #L-16881

1    DELTA-ROCKWELL MOD: 15-65 BENCH-TOP PEDESTAL DRILL
     PRESS #1469480 W/ PORTABLE PLATFORM STEEL CART

1    DREIS & KRUMP NO. 410-D SP "CHICAGO" 10 GAUGE X 10'
     POWER PRESS BRAKE #P-8052 W/ AUTOMEC "AUTOGAUGE G24"
     DIGITAL READ OUT

                                 ATTACHMENT "A"

WC ACQUISITION CORP.
1530 COMMERCE DRIVE
STOW, OHIO
===============================================================================

1    FALLS MOD: 101 "D-BUR-R" PORTABLE DEBURRING MACHINE #2696

1    NIAGARA NO. A3 O.B.I. PUNCH PRESS #22714 W/ MECHANICAL
     CLUTCH

1    CLARK MOD: C-500Y-45 4,500 LB. GAS CP. FORK LIFT
     #Y###-##-#### W/ OROFS, CASCADE SIDE-SHIFTER
     ATTACEMENT & PNEUM. TIRES

1    WARNER & SWASEY NO. W-4560 "WIEDEMATIC MACH II" CNC
     ROTARY MULTI-SPINIDLE TURRET PUNCH #NSN W/ WARNER
     & SWASEY 2-AXIS COMPUTER CONTROLS, TRAVEL TABLE, DIES
     & MOTORIZED CHIP / SCRAP CONVEYOR

6    ASST. STEEL "A-FRAME" & UPRIGHT STEEL BAR STOCK
     RACKS @ 450.00

5    ASST. PORTABLE STEEL SHEET METAL CARTS @ 350.00

2    ASST. PORTABLE METAL PLATFORM LADDERS @ 225.00

1    ROL-LIFT PORTABLE HYDRAULIC PALLET JACK #19628

1    TOLEDO MOD: 8570 DIGITAL BENCH-TOP PLATFORM SCALE

1    BOYER-SCHULTZ MOD: H-612 "CHALLENGER" HAND-FEED SURFACE
     GRINDER #25878 W/ HITACHI MOD: SAU-5 MAGNETIC CHUCK

1    WALES-STRIPPIT BENCH-TOP ELEC. PUNCH & DIE GRINDER
     #72150 000

1    G.E. 30-KVA TRANSFORMER #9125 8 3882

1    BUFFALO NO. 22 PEDESTAL DRILLING / TAPPING MACHINE
     #NSN

1    CLAUSING MOD: 2275 PEDESTAL DRILL PRESS #516244

1    KALAMAZOO MOD: H9AW HORIZONTAL BAND SAW #8355 W/ ROLLER
     FEED CONVEYOR

1    HILL ACME KLING MOD: 4 IRONWORKER #540266 W/ ROLLER FEED
     CONVEYOR & LAYOUT TABLE

2    WOODFORD 15,000 LB. 4' X 5' METAL DOCK PLATES @ 375.00

1    WHITNEY-JENSEN "C-FRAME" ELEC. POWER PUCNH #NSN (I.D.
     #0047) NOT IN OPERATION

                                 ATTACHMENT "A"

WC ACQUISITION CORP.
1530 COMMERCE DRIVE
STOW, OHIO
===============================================================================

2    10,000 LB. BRIDGE CRANES W/ P&H ELEC. CHAIN HOISTS
     & PENDANT CONTROLS @ 37,500.00

1    HYDROWAY 10,000 LB. CRANE SCALE #27410078

1    CADY 10-TON SHEET METAL HOIST GRAPPING DEVISE

1    LODGE & SHIPLEY ENGINE LATHE #NSN

1    GARDNER NO. 17 30" DISC GRINDER #NSN

1    U.S. MOD: V-2 VERTICAL MILLING MACHINE #1157

1    1997 CHEVROLET "CHEYENE 3500" 12' STAKE BED TRUCK
     #1GBJC34K3RE113827

1    15' X 10' X 10'h GALV. PAINT SPRAY BOOTH W/ EXHAUST

2    STEEL PEDESTAL FRAME EXPLOSION PROOF LIGHTS @ 450.00

1    DAYTON MOD: 30049 24" INDUSTRIAL BLOWER

1    THERMAL ARC "PAK 10" 100-AMP FLASMA WELDER #H80901A177028E

1    MILWAUKEE NO. 4200 MAGNETIC DRILL PRESS #302-1557

1    TIMESAVER MOD: 325M-1 "SPEEDBELT" 24" WIDE-BELT SANDER
     #6039

1    ROUSSELLE NO. 6 O.B.I. PUNCH PRESS #FASA-8685 W/ AIR
     CLUTCH & HYDRAULIC FEED TABLE

1    DURANT MOD: MD-10 POWER COIL STRAIGHTENER #906 W/
     UN-COIL / RE-COIL STATION

1    DREIS & KRUMP MOD: UA12250 "CHICAGO" 1/4" X 12' POWER
     SQUARING SHEAR #DS1559 W/ POWER BACK GAUGE

1    WEST BEND MOD: ST-20TC "WELD-BILT" 10 TON RAIL MOUNTED
     HYDRAULIC "SCISSOR" PLATFORM SHEET LIFT #ST-TC 2276

6    LINDE ASST "VI" MODEL ARC WELDERS (NEED REPAIRS)
     @ 87.50

1    YALE "WORKSAVER" WALK-BEHIND BATTERY-OP. FORK LIFT
     #356106 (NEEDS REPAIR)

LOT  MISC. IN REAR MAINTENANCE SHOP

                                 ATTACHMENT "A"

WC ACQUISITION CORP.
1530 COMMERCE DRIVE
STOW, OHIO
===============================================================================

1    CUPRUM 16' FIBERGLASS STEP LADDER

LOT  MISC. ALUM. STEP LADDERS & WALK PLANKS

1    LOCKFORMER (NEEDS REPAIR)

1    RIDGID MOD: 535 PORTABLE ELEC. PIPE THREADER W/
     CUTTER & REAMER

1    LOCKFORMER 24 GAUGE POWER EDGE / CLEAT / ROLL FORMER
     #6455

LOT  DE VILBISS ARRESTOR TYPE CONVEYORIZED AUTOMATIC TYPE
     PAINT SPRAY SYSTEM W/ (2) SPRAY BOOTHS, OVERHEAD HOOK-
     TYPE CHAIN CONVEYOR, REGULATORS, CONTROLS, HYDRAULIC
     PUMPS & HEATERS (GAS FIRED)

LOT  MISC. STEEL PALLET RACK & STORAGE SHELVING

LOT  MISC. METAL WIRE TOOL CRIB CAGES

LOT  MISC. POWER HAND TOOLS (ELEC. & PNEUM. DRILLS,
     SAWS, GRINDERS, SHEARS, NIBBLERS, SANDERS, ETC.)

LOT  MISC. MACHINE TOOLING, PUNCHES, DIES, ARBORS, TOOL
     HOLDERS, ETC.

LOT  MISC. TOOL CABINETS, PARTS BINS, ETC.

1    SULLAIR MOD: 16-75H SKID MOUNTED ROTARY SCREW AIR
     COMPRESSOR #46507 CGI

1    DAVEY 50 H.P. SKID MOUNTED AIR COMPRESSOR #NSN
     (I.D. # 0038)

1    VAN AIR MOD: D 11 A REFRIG. AIR DRYER #808854

1    VERTICAL STEEL AIR RECEIVING TANK (IN COMPRESSOR ROOM)

===============================================================================

BY: /s/ Donald Engel
   -----------------------------------
   DONALD ENGEL
   C.E.O. & CO-CHAIRMAN OF THE BOARD

                                     BORROWER
  O B                                                               AGREEMENT
  OCEAN BANK                                                       TO FURNISH
  780 N.W.42ndAvenue          HI-RISE RECYCLING SYSTEMS, INC.       INSURANCE
  Miami, Florida 33126-5597   & WC ACQUISITION CORP.
  (305)442-2660               16255 N.W. 54TH AVENUE
       "LENDER"               MIAMI, FL   33014
                              --------------------------------
                              Telephone Number
                                                      624-9222
                              --------------------------------
-------------------------------------------------------------------------------
OFFICER   INTEREST      PRINCIPAL AMOUNT/    FUNDING/       MATURITY DATE
INITIALS  RATE           CREDIT LIMIT     AGREEMENT DATE
-------------------------------------------------------------------------------
  TR      VARIABLE      $850,000.00        02/03/97         02/03/02
-------------------------------------------------------------------------------
CUSTOMER NUMBER     LOAN NUMBER
-----------------------------------
                    100932574-63
-----------------------------------

INSURANCE REQUIREMENT:
The Borrower identified above understands that one of the requirements of the loan or financial accommodation is that the property pledged as collateral on the loan must be insured.

INSURANCE COVERAGE:
The insurance coverage must provide at least fire, theft, combined additional coverages, and in addition, $ n/a deductible comprehensive and collision coverage on motor vehicles. The insurance policy must contain a loss payable clause endorsement naming the Lender.

INSURANCE COMPANY:
BORROWER UNDERSTANDS THAT BORROWER MAY CHOOSE THE PERSON THROUGH WHOM THE INSURANCE IS TO BE OBTAINED, AND THAT IF IT IS OBTAINED THROUGH LENDER, THE COST OF THE INSURANCE WILL BE $ n/a . The insurance coverage must be provided by an insurance company reasonably acceptable to Lender.

DURATION OF INSURANCE COVERAGE:
The insurance coverage identified above must remain in effect during the term of the loan or financial accommodation.

FAILURE TO PROVIDE INSURANCE:
Proof of the required insurance coverage with an effective date the same or earlier than the Funding/Agreement Date indicated above must be delivered to Lender within ten (10) days from the Funding /Agreement Date. Borrower acknowledges and understands that if Borrower fails to provide proof of the required insurance or fails to maintain such insurance at any time during the term of the loan or financial accommodation, the Lender may obtain a policy protecting Lender's interest in the collateral for the remaining term of the loan. BORROWER ACKNOWLEDGES AND UNDERSTANDS THAT IF LENDER PURCHASES ANY SUCH INSURANCE COVERAGE THE INSURANCE COVERAGE WILL PROVIDE LIMITED PROTECTION AGAINST PHYSICAL DAMAGE TO THE COLLATERAL UP TO THE AMOUNT OF THE LOAN.

Borrower further acknowledges that: Any equity in the collateral will not be insured; the insurance coverage will not provide any public liability or property damage indemnification, and will not meet the requirements of any financial responsibility law.

AUTHORIZATION:
Borrower authorizes Lender to obtain insurance coverage to protect Lender's interest in the collateral and to add the premium to the loan or account balance in the event that Borrower fails to provide proof of the required insurance coverage, or if such insurance coverage is cancelled or terminated. Interest on the premium shall accrue at the interest rate indicated on the promissory note or agreement and shall be charged from the date the premium is added to the loan amount.

PROPERTY TO BE INSURED:





INSURER:
Borrower has arranged for the required insurance to be provided through the insurance company shown below and requested an insurance agent of the company to note a loss payable clause endorsement in favor of Lender on the policy and to send proof of such coverage to Lender.

INSURANCE COMPANY:
AGENT:_____________________________________  PHONE:____________________________
POLICY OR BINDER DATE:_____________________  NO.:______________________________
EFFECTIVE DATE:____________________________  EXPIRATION DATE:__________________
--------------------------------------------------------------------------------
Borrower has read, understands and agrees to the terms and conditions of this Agreement and acknowledges receipt of an exact copy of this Agreement.

DATE: FEBRUARY 3, 1997

BORROWER: HI-RISE RECYCLING SYSTEMS, INC.         BORROWER: HI-RISE RECYCLING SYSTEMS, INC.
          & WC ACQUISITION CORP.                            & WC ACQUISITION CORP.

/s/ Donald Engel                                  /s/ Donald Engel
----------------------------------------          -------------------------------------------------
DONALD ENGEL,  For WC ACQUISITION CORP.           DONALD ENGEL, For HI-RISE RECYCLING SYSTEMS, INC.
TITLE: C.E.O. & CO-CHAIRMAN OF THE BOARD          TITLE: C.E.O. & CO-CHAIRMAN OF THE BOARD

BORROWER                                          BORROWER:


BY:                                               BY:
   ---------------------------------------           -------------------------------------------
TITLE:                                            TITLE:
      ------------------------------------              ----------------------------------------




                                     BORROWER
   O B                                                               AGREEMENT
   OCEAN BANK                                                       TO FURNISH
   780 N.W. 42nd Avenue        HI -RISE RECYCLING SYSTEMS, INC.      INSURANCE
   Miami, Florida 33126-5597   & WC ACQUISITION CORP.
   (305)442-2660               16255 N.W. 54TH AVENUE
      "LENDER"                 MIAMI, FL   33014
                               --------------------------------
                               Telephone Number
                                                      624-9222
                               --------------------------------
-------------------------------------------------------------------------------
OFFICER   INTEREST      PRINCIPAL AMOUNT/    FUNDING/       MATURITY DATE
INITIALS  RATE           CREDIT LIMIT     AGREEMENT DATE
-------------------------------------------------------------------------------
  TR      VARIABLE      $900,000.00        02/03/97         02/03/02
-------------------------------------------------------------------------------
CUSTOMER NUMBER     LOAN NUMBER
-----------------------------------
                    100932574-64
-----------------------------------

INSURANCE REQUIREMENT:
The Borrower identified above understands that one of the requirements of the loan or financial accommodation is that the property pledged as collateral on the loan must be insured.

INSURANCE COVERAGE:
The insurance coverage must provide at least fire, theft, combined additional coverages, and in addition, $ n/a deductible comprehensive and collision coverage on motor vehicles. The insurance policy must contain a loss payable clause endorsement naming the Lender.

INSURANCE COMPANY:
BORROWER UNDERSTANDS THAT BORROWER MAY CHOOSE THE PERSON THROUGH WHOM THE INSURANCE IS TO BE OBTAINED, AND THAT IF IT IS OBTAINED THROUGH LENDER, THE COST OF THE INSURANCE WILL BE $ n/a . The insurance coverage must be provided by an insurance company reasonably acceptable to Lender.

DURATION OF INSURANCE COVERAGE:
The insurance coverage identified above must remain in effect during the term of the loan or financial accommodation.

FAILURE TO PROVIDE INSURANCE:
Proof of the required insurance coverage with an effective date the same or earlier than the Funding/Agreement Date indicated above must be delivered to Lender within ten (10) days from the Funding /Agreement Date. Borrower acknowledges and understands that if Borrower fails to provide proof of the required insurance or fails to maintain such insurance at any time during the term of the loan or financial accommodation, the Lender may obtain a policy protecting Lender's interest in the collateral for the remaining term of the loan. BORROWER ACKNOWLEDGES AND UNDERSTANDS THAT IF LENDER PURCHASES ANY SUCH INSURANCE COVERAGE THE INSURANCE COVERAGE WILL PROVIDE LIMITED PROTECTION AGAINST PHYSICAL DAMAGE TO THE COLLATERAL UP TO THE AMOUNT OF THE LOAN.

Borrower further acknowledges that: Any equity in the collateral will not be insured; the insurance coverage will not provide any public liability or property damage indemnification, and will not meet the requirements of any financial responsibility law.

AUTHORIZATION:
Borrower authorizes Lender to obtain insurance coverage to protect Lender's interest in the collateral and to add the premium to the loan or account balance in the event that Borrower fails to provide proof of the required insurance coverage, or if such insurance coverage is cancelled or terminated. Interest on the premium shall accrue at the interest rate indicated on the promissory note or agreement and shall be charged from the date the premium is added to the loan amount.

PROPERTY TO BE INSURED:





INSURER:
Borrower has arranged for the required insurance to be provided through the insurance company shown below and requested an insurance agent of the company to note a loss payable clause endorsement in favor of Lender on the policy and to send proof of such coverage to Lender.

INSURANCE COMPANY:
AGENT:_________________________________________   PHONE:_______________________
POLICY OR BINDER DATE:_________________________   NO.: ________________________
EFFECTIVE DATE:________________________________   EXPIRATION DATE: ____________
-------------------------------------------------------------------------------
Borrower has read, understands and agrees to the terms and conditions of this Agreement and acknowledges receipt of an exact copy of this Agreement.

DATE: FEBRUARY 3, 1997

BORROWER: HI-RISE RECYCLING SYSTEMS, INC.         BORROWER: HI-RISE RECYCLING SYSTEMS, INC.
          & WC ACQUISITION CORP.                            & WC ACQUISITION CORP.

BY:________________________________________       BY:___________________________________________
DONALD ENGEL,  For WC ACQUISITION CORP.           DONALD ENGEL, For HI-RISE RECYCLING SYSTEMS, INC.
TITLE: C.E.O. & CO-CHAIRMAN OF THE BOARD          TITLE: C.E.O. & CO-CHAIRMAN OF THE BOARD

BORROWER                                          BORROWER:


BY:                                               BY:
   ---------------------------------------           -------------------------------------------
TITLE:                                            TITLE:
      ------------------------------------              ----------------------------------------


